SCHEDULE 14C
(Rule 14c-101)
Information Required in Information Statement
Schedule 14C Information
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934
Check the appropriate box:
☐
Preliminary Information Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒
Definitive Information Statement

MassMutual Premier Funds
(Name of Registrant as Specified in its Charter)
Payment of Filing Fee (check the appropriate box):
☒
No fee required

☐
Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):

(4)
Proposed maximum aggregate value of transaction:

(5)
Total fee paid:

☐
Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

MASSMUTUAL PREMIER FUNDS
(the “Trust”)
100 Bright Meadow Blvd.
Enfield, CT 06082-1981
MassMutual Premier Balanced Fund
MassMutual Premier Disciplined Value Fund
MassMutual Premier Disciplined Growth Fund
(each a “Fund” and collectively, the “Funds”)
INFORMATION STATEMENT
February 4, 2021
Important Notice Regarding the Availability of this Information Statement
This Information Statement is available at http://www.massmutual.com/funds
The Trustees of the MassMutual Premier Funds (the “Trustees”) are distributing this Information Statement in connection with new Investment Subadvisory Agreements for each of the MassMutual Premier Balanced Fund (“Balanced Fund”), MassMutual Premier Disciplined Value Fund (“Disciplined Value Fund”), and MassMutual Premier Disciplined Growth Fund (“Disciplined Growth Fund”) (each a “New Subadvisory Agreement” and collectively, the “New Subadvisory Agreements”) between MML Investment Advisers, LLC (in its capacity as investment adviser to the Funds, the “Adviser” or “MML Advisers”) and Invesco Advisers, Inc. (“Invesco”) on behalf of the Balanced Fund, and an Investment Sub-Subadvisory Agreement between Invesco and Invesco Capital Management LLC (“ICM”) on behalf of the Balanced Fund (the “New Sub-Subadvisory Agreement”), and between the Adviser and Wellington Management Company LLP (“Wellington Management”) on behalf of each of the Disciplined Value Fund and Disciplined Growth Fund. This Information Statement explains why the Trustees (i) approved the termination of the Investment Subadvisory Agreements between the Adviser and Barings LLC (“Barings”) with respect to each Fund (the “Prior Subadvisory Agreements”); (ii) approved the Adviser’s entering into the Premier Balanced Fund’s New Subadvisory Agreement with Invesco, and the New Sub-Subadvisory Agreement between Invesco and ICM; and (iii) approved the Adviser’s entering into the Disciplined Value Fund’s and Disciplined Growth Fund’s New Subadvisory Agreements with Wellington Management. In addition, this Information Statement describes generally the terms of each New Subadvisory Agreement. This Information Statement is being delivered to shareholders of record as of December 30, 2020 on or about February 4, 2021.
As required by an Exemptive Order that MML Advisers has received from the Securities and Exchange Commission to permit the Adviser to change subadvisers or hire new subadvisers for one or more funds from time to time without obtaining shareholder approval, subject to approval by a fund’s shareholders of this arrangement, the Funds are distributing this Information Statement solely for your information. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
Termination of the Prior Subadvisory Agreements and Trustee Approval of the New Subadvisory Agreements
At a meeting of the Trustees held on September 16, 2020, the Trustees, including a majority of the Trustees who are not “interested persons” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”), approved the termination of the Prior Subadvisory Agreements for the Balanced Fund, Disciplined Value Fund, and Disciplined Growth Fund, each dated October 29, 2004, between the Adviser and Barings on behalf of each Fund, such terminations to take effect on November 17, 2020. The reasons for the terminations were planned changes to the Barings portfolio management team responsible for the Funds.
After arriving at the decision to replace Barings as the subadviser of each Fund, the Trustees considered the Adviser’s recommendations that (i) adding Invesco as subadviser and ICM as sub-subadviser to the Balanced Fund and (ii) adding Wellington Management as subadviser to each of the Disciplined

Value Fund and Disciplined Growth Fund would be appropriate. The Trustees determined that replacing Barings with Invesco and adding ICM as sub-subadviser for the Balanced Fund will provide (i) a similar investment style along with the potential for strong performance consistency and risk measures through the incorporation of environmental, social, and governance (“ESG”) criteria; (ii) a refocusing of the Fund’s equity portfolio on U.S. equities; and iii) a unique strategy provided by a subadviser with a strong presence in the ESG investing space. The Trustees noted that Invesco had agreed to act as a subadviser at a fee rate that is lower than what had been agreed to by Barings. The Trustees determined that replacing Barings with Wellington Management for each of the Disciplined Value Fund and Disciplined Growth Fund will provide (i) a similar investment style along with the potential for strong performance consistency and risk measures; and (ii) a unique hybrid approach to factor investing which leverages both qualitative and quantitative insights applied by a deep and well-resourced investment team. The Trustees noted that Wellington Management had agreed to act as a subadviser for each Fund at a fee rate that is lower than what had been agreed to by Barings.
In coming to these recommendations, the Trustees discussed with the Adviser and considered a wide range of information of the type they regularly consider when determining whether to continue a fund’s subadvisory agreement as in effect from year to year. The Trustees considered information about, among other things:
•
Invesco and Wellington Management and their personnel with responsibilities for providing services to the respective Funds;

•
the terms of the New Subadvisory Agreements and New Sub-Subadvisory Agreement;

•
the scope and quality of services that Invesco or Wellington Management, as applicable, will provide under each New Subadvisory Agreement;

•
the historical and/or hypothetical investment performance track record of Invesco or Wellington Management, as applicable; and

•
the fees payable to Invesco or Wellington Management, as applicable, by the Adviser, the effect of such fees on the profitability to the Adviser, and any information provided by Invesco or Wellington Management regarding the fees paid to Invesco or Wellington Management, as applicable, by other funds with similar investment objectives as the Funds (Appendixes A to C to this Information Statement contain information regarding the fee schedules for other funds advised or subadvised by Invesco or Wellington Management, as applicable, that have investment objectives similar to those of each respective Fund).

The Trustees also noted the fact that the Funds’ advisory fees and total expenses were not expected to change as a result of the New Subadvisory Agreements.
Based on the foregoing, and following their review, the Trustees concluded, with respect to the New Subadvisory Agreements, that (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under each New Subadvisory Agreement; (ii) the Adviser’s projected levels of profitability due to the New Subadvisory Agreements were not excessive and the subadvisory fee amount under each New Subadvisory Agreement is fair and reasonable; (iii) the investment processes and strategies of Invesco and Wellington Management appear well suited to each Fund, as applicable, given the Fund’s investment objective and policies; and (iv) the terms of the New Subadvisory Agreements are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.
After carefully considering the information summarized above, the Trustees, including a majority of the Independent Trustees voting separately, unanimously voted to approve each New Subadvisory Agreement and the New Sub-Subadvisory Agreement. Prior to the votes being taken to approve the New Subadvisory Agreements and the New Sub-Subadvisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of each New Subadvisory Agreement and the New Sub-Subadvisory Agreement. During the executive session, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Description of the New Subadvisory and Sub-Subadvisory Agreements
Appendixes D to G to this Information Statement contain the New Subadvisory Agreements and New Sub-Subadvisory Agreement. While the next several paragraphs briefly summarize some important provisions of each New Subadvisory Agreement and New Sub-Subadvisory Agreement, you should read Appendixes D to G for a complete understanding of the New Subadvisory Agreements and New Sub-Subadvisory Agreement.
Each New Subadvisory Agreement essentially provides that Invesco or Wellington Management, as applicable, under the Trustees’ and the Adviser’s supervision, will, among other things, (i) provide a continuing investment program for each of the Funds and determine what securities or other investments shall be purchased or sold by the respective Fund, (ii) arrange for the purchase and sale of securities and other investments for each Fund, and (iii) provide reports on the foregoing to the Trustees at each board meeting.
The New Sub-Subadvisory Agreement provides that ICM, under the Adviser’s and Invesco’s supervision, will, among other things, develop and implement an investment program for the Balanced Fund that is consistent with the investment objectives, policies, and restrictions set forth in the Balanced Fund’s prospectus and statement of additional information, as they may be amended from time to time. ICM shall exercise investment discretion with respect to the selection of investments for the Balanced Fund’s portfolio, the disposition of such investments, and the selection of brokers to be used in connection with the trading and settlement of transactions for the Balanced Fund (including, but not limited to, broker-dealers that are affiliates of ICM). ICM agrees to comply with all applicable laws, rules, and regulations in the discharge of its obligations under the New Sub-Subadvisory Agreement.
The New Subadvisory Agreements provide that Invesco or Wellington Management, as applicable, will not be liable to the Funds or their shareholders, except in the event of Invesco’s or Wellington Management’s reckless disregard, willful misfeasance, bad faith, gross negligence, fraud, or willful misconduct in the performance of its duties under the New Subadvisory Agreements.
The New Sub-Subadvisory Agreement provides that ICM will not be liable to Invesco, except in the case of ICM’s willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of its duties under the New Sub-Subadvisory Agreement. The New Subadvisory Agreement between Invesco and the Adviser on behalf of the Balanced Fund provides that Invesco shall be liable to the Adviser and the Balanced Fund for any loss or damage arising out of, in connection with, or related to the actions, or omissions to act, of ICM.
The advisory fee rate paid by each Fund’s shareholders is unchanged. The advisory fee rates will be: (i) 0.48% on the first $300 million of the Balanced Fund’s average daily net assets; and 0.43% on assets in excess of $300 million; (ii) 0.45% on the first $400 million of the Disciplined Value Fund’s average daily net assets; and 0.40% on assets in excess of $400 million; and (iii) 0.45% on the first $400 million of the Disciplined Growth Fund’s average daily net assets; and 0.40% on assets in excess of $400 million.
Information About the Ownership of the Subadvisers
The following description of Invesco was provided to the Trust by Invesco.
Invesco Advisers, Inc. (“Invesco”) is located at 1555 Peachtree Street, N.E., Atlanta, Georgia, 30309. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly-traded company that, through its subsidiaries, engages in the business of investment management on an international basis. In addition, Invesco Capital Management LLC (“ICM”) is a wholly-owned subsidiary of Invesco Ltd. and its address is 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. As of December 31, 2020, Invesco had approximately $1,349.9 billion in assets under management.
The following are the names and principal occupations of the principal executive officers and each director of Invesco and ICM. The address of the principal executive officers and each director of Invesco is 1555 Peachtree Street, N.E., Atlanta, Georgia, 30309. The address of the principal executive officers and each director of ICM is 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515.

Invesco
Name	Title
Gregory McGreevey	Director, Chairman, President and Chief Executive Officer
L. Allison Dukes	Director
Andrew Schlossberg	Director and Sr. Vice President
Kevin M. Carome	Director
Todd Kuehl	Chief Compliance Officer
Annette Lege	Chief Accounting Officer, CFO and Treasurer
Mark Gregson	Controller
Jeffrey H. Kupor	Senior Vice President and Secretary
Crissie Wisdom	Anti-Money Laundering Compliance Officer
ICM
Name	Title
Jordan Krugman	Managing Director
Anna Paglia	Managing Director, Chief Executive Officer and Principal Executive Officer
John M. Zerr	Managing Director
Veronica Castillo	Assistant Secretary
Kelli K. Gallegos	Principal Financial and Accounting Officer, Investments Pool
Adam Henkel	Head of Legal, US and ETFs Secretary
Peter Hubbard	Vice President
Mary Juenke	Assistant Treasurer
Anette Janecka Lege	Chief Financial Officer
Michael McMaster	Assistant Treasurer
Melissa Nguyen	Assistant Secretary
Susan Olson	Assistant Treasurer
Rudolf E. Reitmann	Global Head of UIT & ETF Services
Melanie Ringold	Assistant Secretary
Melanie Zimdars	Chief Compliance Officer
The following description of Wellington Management was provided to the Trust by Wellington Management.
Wellington Management Company LLP (“Wellington Management”) is a Delaware limited liability partnership with principal offices located at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2020, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1,291.4 billion in assets.
The following are the names and principal occupations of the principal executive officers and each director of Wellington Management. The address of the principal executive officers and each director is 280 Congress Street, Boston, Massachusetts 02210.

Name	Title
Stephen Klar	President
Gregory S. Konzal	Managing Director, Counsel and Head of Legal, Americas
James S. Peterson	Managing Director and Chief Compliance Officer
Edward J. Steinborn	Senior Managing Director and Chief Financial Officer
Brendan J. Swords	Chief Executive Officer
Certain Brokerage Matters
As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Invesco may cause a Fund to pay to a broker which provides brokerage and research services to the Fund an amount of commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by Invesco that the commission is reasonable in light of the value of the services provided viewed either in terms of the specific transaction involved, Invesco’s overall duties to a Fund and/or other accounts for which it exercises investment discretion, or the policies that the Trustees of the Trust may adopt from time to time.
Invesco may cause portfolio transactions for a Fund to be executed by an affiliated brokerage firm. A Fund pays brokerage commissions to these brokerage firms for executing these portfolio transactions. Invesco has informed the Adviser that Invesco follows procedures designed to ensure that the commissions paid to affiliated brokerage firms are reasonable and fair as compared to those paid to other brokers in connection with the execution of comparable transactions involving similar securities during a comparable period of time, and that the commissions charged to a Fund by affiliated brokerage firms are reasonable and fair as compared to those charged to other clients in connection with comparable transactions involving similar securities during a comparable period of time.
As permitted by Section 28(e) of the Exchange Act, Wellington Management may cause a Fund to pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by Wellington Management that the price is reasonable in light of the services provided viewed either in terms of the specific transaction involved in Wellington Management’s overall duties to a Fund and/or other accounts for which it exercises investment discretion, or the policies that the Trustees of the Trust may adopt from time to time.
Other Information
Adviser’s Address. The address of the Adviser is 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981. The Adviser, a Delaware limited liability company, is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”).
Principal Underwriter, Administrator, and Subadministrators. The address of the Funds’ principal underwriter, MML Distributors, LLC, is 1295 State Street, Springfield, Massachusetts 01111-0001. MML Distributors, LLC is a wholly-owned subsidiary of MassMutual. The Adviser serves as the administrator of the Funds. State Street Bank and Trust Company, which is located at 1 Iron Street, Boston, Massachusetts 02210, and MassMutual, located at 1295 State Street, Springfield, Massachusetts 01111-0001, each serve as a subadministrator of the Funds.
Annual and Semiannual Reports. The Trust has previously sent its Annual and Semiannual Reports to its shareholders. You can obtain a copy of these Reports without charge by writing to the Trust at 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981 or by calling 1-888-309-3539.
Outstanding Shares. Appendixes H to J to this Information Statement list the total number of shares outstanding as of December 30, 2020 for each class of each Fund’s shares. Shares of the Funds are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions, or insurance companies. Purchasers of shares of the Funds must have an agreement with the Adviser or an affiliate of the Adviser to purchase shares of the Funds.

WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Appendix A
Certain Other Mutual Funds Advised by Invesco and ICM
Invesco has provided the following information to the Trust regarding other funds for which Invesco or ICM acts as investment adviser or subadviser and which have investment objectives similar to those of the Balanced Fund.
Other Funds with Similar Objectives to the Fund	Fee Rate (based on average daily net assets)	Net Assets of Other Fund(s) at December 31, 2020	Invesco’s or ICM’s Relationship to Other Fund(s) (Adviser or Subadviser)
None	N/A	N/A	N/A

A-1

Appendix B
Certain Other Mutual Funds Advised by Wellington Management
Wellington Management has provided the following information to the Trust regarding other funds for which Wellington Management acts as investment adviser or subadviser and which have investment objectives similar to those of the Disciplined Value Fund.
Other Funds with Similar Objectives to the Fund	Fee Rate (based on average daily net assets)	Net Assets of Other Fund(s) at December 31, 2020	Wellington Management’s Relationship to Other Fund(s) (Adviser or Subadviser)
Client A	0.12% on the first $100 million 0.10% on the excess over $100 million	$46.6 million	Subadviser

B-1

Appendix C
Certain Other Mutual Funds Advised by Wellington Management
Wellington Management has provided the following information to the Trust regarding other funds for which Wellington Management acts as investment adviser or subadviser and which have investment objectives similar to those of the Disciplined Growth Fund.
Other Funds with Similar Objectives to the Fund	Fee Rate (based on average daily net assets)	Net Assets of Other Fund(s) at December 31, 2020	Wellington Management’s Relationship to Other Fund(s) (Adviser or Subadviser)
None	N/A	N/A	N/A

C-1

Appendix D
INVESTMENT SUBADVISORY AGREEMENT
for MassMutual Premier Balanced Fund
This Investment Subadvisory Agreement (this “Subadvisory Agreement”), is by and between Invesco Advisers, Inc. (the “Subadviser”) and MML Investment Advisers, LLC, a Delaware limited liability company (“MML Advisers”), for the MassMutual Premier Balanced Fund (the “Fund”), a series of MassMutual Premier Funds (the “Trust”), a Massachusetts business trust which is an open-end management investment company registered as such with the Securities and Exchange Commission (the “Commission”) pursuant to the Investment Company Act of 1940, as amended (the “Act”), effective as of the 18th day of November, 2020.
WHEREAS, the Trust has appointed MML Advisers as the investment adviser for the Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”);
WHEREAS, the Advisory Agreement provides that MML Advisers may, at its option, subject to approval by the Trustees of the Trust and, to the extent necessary, the shareholders of the Fund, appoint a subadviser to assume certain responsibilities and obligations of MML Advisers under the Advisory Agreement;
WHEREAS, MML Advisers and the Subadviser are investment advisers registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and
WHEREAS, MML Advisers wishes to appoint the Subadviser to serve, and the Subadviser wishes to serve, as subadviser with respect to the Fund with responsibility for such portion of the Fund’s assets as MML Advisers shall direct from time to time (the “Portfolio”);
NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, MML Advisers and the Subadviser, intending to be legally bound, hereby agree as follows:
1.   General Provision.
(a)   MML Advisers hereby appoints the Subadviser, and the Subadviser hereby undertakes to act, as investment subadviser to the Portfolio to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth. The Subadviser shall, in all matters, give to the Fund and the Trust’s Board of Trustees, directly or through MML Advisers, the benefit of the Subadviser’s best judgment, effort, advice and recommendations and shall at all times perform its obligations in compliance with:
(i)   the provisions of the Act and any rules or regulations thereunder and the Internal Revenue Code of 1986, as amended, as applicable to the Fund;
(ii)   any other provisions of state or federal law applicable to the operation of registered investment companies;
(iii)   the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust, as amended from time to time and provided to the Subadviser by MML Advisers (collectively referred to as the “Trust Documents”);
(iv)   policies and determinations of the Board of Trustees of the Trust and MML Advisers, of which the Subadviser has been notified;
(v)   the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust’s registration statement under the Act from time to time; and
(vi)   the Prospectus and Statement of Additional Information of the Fund in effect from time to time (collectively referred to as the “Disclosure Documents”).
(b)   The officers and employees of the Subadviser responsible for providing the services of the Subadviser hereunder shall be available upon reasonable notice for consultation with respect to the provision of such services.

(c)   Subadviser will comply with the applicable provisions of the Fund’s pricing procedures which it has received and, upon request, will provide reasonable assistance to the Fund’s pricing agent in valuing securities held by the Fund.
2.   Duties of the Subadviser.
(a)   The Subadviser shall, subject to the direction and control of the Trust’s Board of Trustees and MML Advisers, (i) provide a continuing investment program for the Portfolio and determine what securities or other investments shall be purchased or sold by the Portfolio; (ii) arrange, subject to the provisions of Section 5 hereof, for the purchase and sale of securities and other investments for the Portfolio; and (iii) provide reports on the foregoing to the Board of Trustees of the Trust at each Board meeting. Unless MML Advisers gives the Subadviser written instructions to the contrary, the Subadviser shall vote or determine to abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio are invested. The Subadviser shall provide the Fund in a timely manner with such records of its proxy voting on behalf of the Fund as is necessary for the Fund to comply with the requirements of Form N-PX or any law, rule, regulation or Commission position. Unless otherwise agreed to by MML Advisers and the Subadviser, Subadviser shall not act with respect to legal proceedings, including class actions or bankruptcies and notices of such proceedings.
Subject to the provisions of this Subadvisory Agreement, the Subadviser shall have the authority to buy, sell or otherwise effect investment transactions for and in the name of the Fund, including without limitation, the power to enter into swap, futures, options and other agreements with counterparties on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out the Subadviser’s responsibilities hereunder.
(b)   The Subadviser shall provide to MML Advisers such reports for the Portfolio, on a monthly, quarterly or annual basis, as MML Advisers or the Board of Trustees of the Trust shall reasonably request or as required by applicable law or regulation, including, but not limited to, compliance reports and those reports listed in Appendix A.
(c)   The Subadviser shall provide full and prompt disclosure to MML Advisers and the Fund regarding itself and its partners, officers, directors, shareholders, employees, affiliates or any person who controls any of the foregoing, including, but not limited to, information regarding any change in control of the Subadviser or any change in its personnel that could materially affect the services provided by the Subadviser to the Fund hereunder, information regarding any material adverse change in the condition (financial or otherwise) of the Subadviser or any person who controls the Subadviser, information regarding the investment performance and general investment methods of the Subadviser or its principals and affiliates relating to the Portfolio and the performance of the Subadviser’s composite of accounts following the same or similar investment strategies as the Portfolio (subject to applicable restrictions on the release of client confidential information), information regarding the results of any examination conducted by the Commission or any other state or federal governmental agency or authority or any self-regulatory organization relating directly or indirectly to the services performed by the Subadviser hereunder with respect to the Fund, and, upon request, other information that MML Advisers reasonably deems necessary or desirable to enable MML Advisers to monitor the performance of the Subadviser and information that is required, in the reasonable judgment of MML Advisers and upon prior written request, to be disclosed in any filings required by any governmental agency or by any applicable law, regulation, rule or order.
(d)   The Subadviser (i) shall maintain such books and records as are required under the Act or other applicable law, based on the services provided by the Subadviser pursuant to this Subadvisory Agreement and as are necessary for MML Advisers or the Trust to meet its record keeping obligations generally set forth under Section 31 of the Act and rules thereunder; and (ii) shall meet with any persons at the request of MML Advisers or the Board of Trustees of the Trust for the purpose of reviewing the Subadviser’s performance under this Subadvisory Agreement at reasonable times and upon reasonable advance written notice. The Subadviser shall provide the Fund and MML Advisers (or their agents or accountants), upon reasonable prior written request by MML Advisers to the Subadviser, with access to inspect at the Subadviser’s office during normal business hours the books and records of the Subadviser relating to the Portfolio and the Subadviser’s performance hereunder and such other books and records of the Subadviser as are necessary to confirm that the Subadviser has complied with its obligations and duties under this

Subadvisory Agreement. The Subadviser agrees that all records which it maintains relating to the Fund are property of the Fund, and the Subadviser will promptly surrender to the Fund any of such records or copies thereof upon the Fund’s request. The Subadviser further agrees to preserve for the periods prescribed under the Act any such records as are required to be maintained by it pursuant to this Subadvisory Agreement.
(e)   On each business day the Subadviser shall provide to the Fund’s custodian information relating to all transactions concerning the Portfolio’s assets and shall provide to the Fund’s custodian, administrator and/or sub-administrator any such additional information as reasonably requested.
(f)   The Subadviser agrees to reimburse MML Advisers and the Fund for any reasonable costs, upon evidence of invoices, bills, etc., associated with the production, printing and filing with the Commission (not including mailing costs) of supplements to the Disclosure Documents due to material changes caused by or relating to the Subadviser, except for any such costs which may properly be charged to the Fund.
(g)   The Subadviser shall not consult with any other subadviser to the Fund or any other subadviser to any other portfolio of the Trust or to any other investment company or investment company series for which MML Advisers serves as investment adviser concerning transactions for the Fund in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the Act.
(h)   As MML Advisers or the Board of Trustees of the Trust may request from time to time, the Subadviser shall timely provide to MML Advisers (i) information and commentary for the Fund’s annual and semi-annual reports, in a format approved by MML Advisers, and shall (A) certify that such information and commentary discuss the factors that materially affected the performance of the Portfolio, including the relevant market conditions and the investment techniques and strategies used, and do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information and commentary not misleading and (B) provide additional certifications related to the Subadviser’s management of the Portfolio in order to support the Fund’s filings on Form N-CSR, and the Fund’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the Act; (ii) a quarterly certification, as well as any requested sub-certifications, with respect to compliance matters related to the Subadviser and the Subadviser’s management of the Portfolio, in formats reasonably requested by MML Advisers, as they may be amended from time to time; and (iii) an annual certification from the Subadviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Advisers Act, with respect to the design and operation of the Subadviser’s compliance program, in a format reasonably requested by MML Advisers.
(i)   In the absence of willful misfeasance, bad faith, gross negligence or fraud on the part of the Subadviser, or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to MML Advisers, the Trust or the Fund, or to any shareholder, officer, director, partner or Trustee thereof, for any act or omission in the course of, or connected with, rendering services hereunder.
(j)   Notwithstanding anything to the contrary herein, the Subadviser may delegate any of its duties and obligations hereunder to any affiliated person, as such term is defined in the Act, that is eligible to serve as an investment adviser to an investment company registered under the Act on such terms and conditions as it deems necessary or appropriate, provided that (i) MML Advisers and the Board of Trustees of the Trust consent to any such delegation and to the terms and conditions thereof, (ii) such delegation is pursuant to a written contract which receives prior approval by MML Advisers and the Board of Trustees of the Trust, which may not be materially amended without prior written approval of MML Advisers and the Board of Trustees of the Trust, and which provides for its automatic termination in the event this Subadvisory Agreement is terminated for any reason, and (iii) such delegation is permitted by and in conformity with the Act. The Subadviser shall be liable to MML Advisers and the Fund for any loss or damage arising out of, in connection with, or related to the actions, or omissions to act, of any delegee utilized hereunder as if such delegee were a party hereto. The Subadviser shall be solely responsible for compensating any delegee for services rendered, neither MML Advisers nor the Fund may be held responsible, or otherwise liable for, the payment of any amount due, or which may become due to any delegee.

3.   Other Activities.
(a)   Nothing in this Subadvisory Agreement shall prevent MML Advisers or the Subadviser from acting as investment adviser or subadviser for any other person, firm, corporation or other entity and shall not in any way limit or restrict MML Advisers or the Subadviser or any of their respective directors, officers, members, stockholders, partners or employees from buying, selling or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities are in compliance with U.S. federal and state securities laws, regulations and rules and will not adversely affect or otherwise impair the performance by any party of its duties and obligations under this Subadvisory Agreement. MML Advisers recognizes and agrees that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolio. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or MML Advisers in any way or otherwise be deemed an agent of the Fund or MML Advisers except in connection with the investment management services provided by the Subadviser hereunder.
(b)   The Subadviser agrees that it will not knowingly or deliberately favor any other account managed or controlled by it or any of its principals or affiliates over the Portfolio. The Subadviser, upon reasonable request, shall provide MML Advisers with an explanation of the differences, if any, in performance between the Portfolio and any other account with investment objectives and policies similar to the Portfolio for which the Subadviser, or any of its affiliates, acts as investment adviser. To the extent that a particular investment is suitable for both the Portfolio and the Subadviser’s other clients, such investment will be allocated among the Portfolio and such other clients in a manner that is fair and equitable in the circumstances.
4.   Compensation of the Subadviser.
The Subadviser will bear all expenses in connection with the performance of its services under this Subadvisory Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions for the Portfolio. For the services provided and the expenses assumed pursuant to this Subadvisory Agreement, MML Advisers agrees to pay the Subadviser and the Subadviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee paid monthly, in arrears, at an annual rate of [      ].
5.   Portfolio Transactions and Brokerage.
(a)   The Subadviser shall place orders with or through such brokers, dealers, futures commission merchants or other persons (including, but not limited to, broker-dealers that are affiliated with MML Advisers or the Subadviser) as may be selected by the Subadviser; provided, however, that such orders shall be consistent with the brokerage policy set forth in the Fund’s Prospectus and Statement of Additional Information, or approved by the Board of Trustees of the Trust, conform with federal securities laws and be consistent with seeking best execution.
(b)   On occasions when the Subadviser deems the purchase or sale of a security or other investment to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or other investments to be sold or purchased in order to seek best execution. In such event, the Subadviser will make allocation of the securities or other investments so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.
(c)   The Subadviser shall select broker-dealers to effect the Portfolio’s portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Subadviser on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Portfolio’s portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold; receipt of brokerage and research services available from or through the broker-dealer in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Portfolio; and any other considerations of which the Board of Trustees of the Trust or MML Advisers may notify the Subadviser from time to time.
6.   Representations and Warranties of the Subadviser.
The Subadviser hereby represents and warrants to the Fund and MML Advisers that:
(a)
The Subadviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Subadvisory Agreement remains in effect; (ii) is not prohibited by the Act or the Advisers Act from performing the services contemplated by this Subadvisory Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, detect violations that have occurred and correct promptly any violations that have occurred, and will provide prompt notice of any material violations relating to the Fund to MML Advisers; (v) has met and will seek to continue to meet for so long as this Subadvisory Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency; (vi) has the authority to enter into and perform the services contemplated by this Subadvisory Agreement; and (vii) will promptly notify MML Advisers of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

(b)
The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide MML Advisers with a copy of the code of ethics. Within 60 days of the end of the last calendar quarter of each year that this Subadvisory Agreement is in effect, a duly authorized officer of the Subadviser shall certify to MML Advisers that the Subadviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Subadviser’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation.

(c)
The Subadviser has provided MML Advisers with a copy of its Form ADV Part 2, which as of the date of this Subadvisory Agreement is its Form ADV Part 2 as most recently deemed to be filed with the Commission, and promptly will furnish a copy of all amendments thereto to MML Advisers.

The Subadviser will promptly notify MML Advisers of any change in control or changes in the key personnel who are either the portfolio manager(s) responsible for the Portfolio or the Subadviser’s Chief Executive Officer or President, or if there is otherwise an actual or expected change in control or management of the Subadviser.
(d)
There is no pending, or to the best of its knowledge, threatened or contemplated action, suit or proceeding before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which the Subadviser or any of its principals or affiliates is a party, or to which any of the assets of the Subadviser is subject, which reasonably might be expected to (i) result in any material adverse change in the Subadviser’s condition (financial or otherwise), business or prospects; (ii) affect adversely in any material respect any of the Subadviser’s assets; (iii) materially impair the Subadviser’s ability to discharge its obligations under this Subadvisory Agreement; or (iv) result in a matter which would require an amendment to the Subadviser’s Form ADV Part 2; and the Subadviser has not received any notice of an investigation by the Commission or any state regarding U.S. federal or state securities laws, regulations or rules.

(e)
All references in the Disclosure Documents concerning the Subadviser and its affiliates and the controlling persons, affiliates, stockholders, directors, officers and employees of any of the foregoing provided to MML Advisers by the Subadviser or approved by the Subadviser for use in the Disclosure Documents, as well as all performance information provided to MML Advisers by the Subadviser or approved by the Subadviser for use by MML Advisers, are accurate in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make such information not misleading.
(f)
The Subadviser has supplied to, or made available for review by, MML Advisers (and if requested by MML Advisers to its designated auditor) all documents, statements, agreements and workpapers reasonably requested by it relating to accounts following the same or similar investment strategies as the Portfolio covered by the Subadviser’s performance results and which are in the Subadviser’s possession or to which it has access.

The foregoing representations and warranties shall be continuing and be deemed repeated at and as of all times during the term of this Subadvisory Agreement.
7.   Representations and Warranties of MML Advisers.
(a)
MML Advisers represents and warrants to the Subadviser the following:

(i)
MML Advisers has all requisite corporate power and authority under applicable state law and federal securities laws and under the Advisory Agreement with the Fund to execute, deliver and perform this Subadvisory Agreement.

(ii)
MML Advisers is a registered investment adviser under the Advisers Act and is in material compliance with all other required registrations under applicable federal and state law.

(iii)
MML Advisers has received a copy of Part 2 of Subadviser’s Form ADV at least two (2) business days prior to the execution of this Subadvisory Agreement.

The foregoing representations and warranties shall be continuing during the term of this Subadvisory Agreement.
8.   Covenants of the Subadviser.
(a)   If at any time during the term of this Subadvisory Agreement, the Subadviser discovers any fact or omission, or any event or change of circumstances occurs, which would make the Subadviser’s representations and warranties in Section 6 inaccurate or incomplete in any material respect, or which might render the Disclosure Documents untrue or misleading in any material respect, the Subadviser will provide prompt written notification to the Fund and MML Advisers of any such fact, omission, event or change of circumstances, and the facts related thereto.
(b)   The Subadviser agrees that, during the term of this Subadvisory Agreement, and for so long as investment in the Fund is being offered for sale, it will provide the Fund and MML Advisers with updated information relating to the Subadviser’s performance results with respect to the Portfolio and the performance of the Subadviser’s composite of accounts following the same or similar investment strategies as the Portfolio (subject to applicable restrictions on the release of client confidential information) as may be reasonably requested from time to time by the Fund and MML Advisers. The Subadviser shall provide such information within a reasonable period of time after the end of the month to which such updated information relates.
(c)   The Subadviser agrees that neither it nor any of its affiliates will in any way refer directly or indirectly to its relationship with the Fund or MML Advisers, or any of their respective affiliates in offering, marketing or other promotional materials without the prior written consent of MML Advisers.
9.   Confidentiality.
The Subadviser agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of the Portfolio Information. As used herein “Portfolio Information” means confidential and proprietary information of the Fund or MML Advisers that is received by the Subadviser in connection with this Subadvisory Agreement, including information with regard to the portfolio holdings and characteristics of the Fund; provided, however, that nothing in this Section 9 shall limit the ability of the Subadviser to use or to disclose any list of investments comprising or considered for investment by the investment portfolios managed by the Subadviser in the same investment strategy as that of the Fund generally, provided that any such disclosure does not identify any such investments as those of the Fund specifically. The Subadviser will restrict access to the Portfolio Information to those employees or service providers of the Subadviser who will use it only for the purpose of managing or providing services to the portion of the Fund managed by the Subadviser. Notwithstanding the foregoing, access to Portfolio Information shall only be granted to service providers in accordance with the Fund’s policy regarding the disclosure of portfolio holdings and under terms of confidentiality that are as restrictive as the terms of this Agreement. The foregoing shall not prevent the Subadviser from disclosing Portfolio Information that is (1) publicly known or becomes publicly known through no unauthorized act, (2) rightfully received from a third party without obligation of confidentiality, (3) approved in writing by MML Advisers for disclosure, or (4) required to be disclosed pursuant to a requirement of a governmental agency or law so long as the Subadviser provides MML Advisers with prompt written notice of such requirement prior to any such disclosure.
MML Advisers agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of Subadviser’s confidential and proprietary information. MML Advisers will restrict access to the Subadviser’s confidential and proprietary information to the Board of Trustees of the Trust and to those employees of MML Advisers and of service providers to the Fund and MML Advisers who will use it only for the purpose of managing and/or providing services to the Fund. The foregoing shall not prevent MML Advisers from disclosing Subadviser’s confidential and proprietary information that is (1) publicly known or becomes publicly known through no unauthorized act, (2) rightfully received from a third party without obligation of confidentiality, (3) approved in writing by Subadviser for disclosure, or (4) required to be disclosed pursuant to a requirement of a governmental agency or law so long as MML Advisers provides Subadviser with prompt written notice of such requirement prior to any such disclosure.
10.   Use of Names.
The names of both MML Advisers and any affiliates of MML Advisers and of the Trust and Fund and any derivative or logo or trademark or service mark or trade name are the valuable property of MML Advisers and such affiliates and the Trust and Fund. The Subadviser shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of MML Advisers or the Trust, as the case may be. The Subadviser acknowledges and agrees that, if it makes any unauthorized use of any such names, derivatives, logos, trademarks or service marks or trade names, MML Advisers and/or such affiliates or the Trust and Fund shall suffer irreparable harm for which monetary damages are inadequate and thus, such entities shall be entitled to injunctive relief without the necessity of posting bond.
The Subadviser’s name and any derivative or logo or trademark or servicemark or trade name are the valuable property of Subadviser. MML Advisers shall have the right to use the Subadviser’s name, derivative, logo, trademark or servicemark or trade name only with the Subadviser’s approval, which shall not be unreasonably withheld. MML Advisers acknowledges and agrees that, if it makes any unauthorized use of any such names, derivatives, logos, trademarks or service marks or trade names, Subadviser shall suffer irreparable harm for which monetary damages are inadequate and thus, such entities shall be entitled to injunctive relief without the necessity of posting bond. It is understood that certain materials used in the ordinary course of business, such as prospectuses, financial reports, fund fact sheets and materials provided to the Trustees, do not require such approval.
11.   Duration.
Unless terminated earlier pursuant to Section 12 hereof, this Subadvisory Agreement shall remain in effect for a period of two years from the date hereof. Thereafter it shall continue in effect from year to year, unless terminated pursuant to Section 12 hereof, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the members of the Board of Trustees of the Trust who are not parties to this Subadvisory Agreement or interested persons (as defined in the Act) of any such party, and (ii) by the Board of Trustees of the Trust or by a vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of the Fund.

12.   Termination.
(a)   This Subadvisory Agreement shall terminate automatically upon its assignment (within the meaning of the Act), the termination of the Advisory Agreement or the dissolution of the Fund.
(b)   The Subadvisory Agreement may be terminated by MML Advisers or the Board of Trustees of the Trust: (i) by written notice to the Subadviser with immediate effect, if the Subadviser’s registration under the Advisers Act is suspended, terminated, lapsed or not renewed; (ii) by written notice to the Subadviser with immediate effect, if the Subadviser is bankrupt or insolvent, seeks an arrangement with creditors, is dissolved or terminated or ceases to exist; (iii) by written notice to the Subadviser with immediate effect, if MML Advisers or the Board of Trustees of the Trust determines for any reason, that such termination is appropriate for the protection of the Fund, including without limitation a determination by MML Advisers or the Board of Trustees of the Trust that the Subadviser has breached an obligation or duty under this Subadvisory Agreement; or (iv) in its sole discretion, without penalty, upon sixty days prior written notice to Subadviser. This Subadvisory Agreement also may be terminated at any time, without penalty, by the vote of the holders of a “majority” of the outstanding voting securities of the Fund (as defined in the Act).
(c)   The Subadvisory Agreement may be terminated by the Subadviser, without penalty at any time, upon sixty days prior written notice, to MML Advisers and the Trust.
(d)   In the event of termination of this Subadvisory Agreement, all compensation due to the Subadviser through the date of termination will be calculated on a pro rata basis through the date of termination and paid promptly after the next succeeding month’s end.
13.   Indemnification.
(a)   In any action in which MML Advisers or the Fund or any of its or their affiliated persons (within the meaning of Section 2(a)(3) of the Act), controlling persons (as defined in Section 15 of the Securities Act of 1933, as amended), or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, the Subadviser agrees to indemnify and hold harmless the foregoing persons against any loss, claim, settlement, damage, charge, liability, cost or expense (including, without limitation, reasonable attorneys’ and accountants’ fees) to which such persons may become subject, insofar as such loss, claim, settlement, damage, charge, liability, cost or expense arises out of or is based upon (i) Subadviser’s reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct in the performance of its duties under this Subadvisory Agreement or (ii) any untrue statement of a material fact regarding the Subadviser contained in the Prospectus or Statement of Additional Information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact regarding the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to MML Advisers or the Fund by or on behalf of the Subadviser; or (iii) any violation of federal or state statutes or regulations by the Subadviser. The federal securities laws impose liabilities in certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver of limitation of any rights which MML Advisers or the Fund may have under any securities laws.
(b)   In any action in which the Subadviser or any of its affiliated persons (within the meaning of Section 2(a)(3) of the Act), controlling persons (as defined in Section 15 of the Securities Act of 1933, as amended), or any, partners, directors, officers and/or employees of any of the foregoing, are parties, MML Advisers agrees to indemnify and hold harmless the foregoing persons against any loss, claim, settlement, damage, charge, liability, cost or expense (including, without limitation, reasonable attorneys’ and accountants’ fees) to which such persons may become subject, insofar as such loss, claim, settlement, damage, charge, liability, cost or expense arises out of or is based upon (i) MML Advisers’ reckless disregard, willful misfeasance, bad faith, gross negligence, fraud, or willful misconduct in the performance of its duties under this Subadvisory Agreement or (ii) any untrue statement of a material fact regarding the Subadviser contained in the Prospectus or Statement of Additional Information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact regarding the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was not made in reliance upon written information furnished to MML Advisers or the Fund by or on behalf of the Subadviser; or (iii) any violation of federal or state statutes or regulations by MML Advisers. The federal securities laws impose liabilities in certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver of limitation of any rights which the Subadviser or the Fund may have under any securities laws.
(c)   Promptly after receipt by an indemnified party under this Section 13 of notice of any claim or dispute or commencement of any action or litigation, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 13, notify the indemnifying party of the commencement thereof; but the omission to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party under this Section 13 except to the extent, if any, that such failure or delay prejudiced the other party in defending against the claim. In case any such claim, dispute, action or litigation is brought or asserted against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel specially approved in writing by such indemnified party, such approval not to be unreasonably withheld, following notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof; in which event, the indemnifying party will not be liable to such indemnified party under this Section 13 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but shall continue to be liable to the indemnified party in all other respects as heretofore set forth in this Section 13.
Notwithstanding the foregoing, an indemnified party will have the option to select and retain its own counsel, in the indemnified party’s reasonable discretion, if (i) the indemnified party reasonably determines (A) such counsel to be necessary to protect the interests of the indemnified party; (B) that there may be a conflict between the positions of the indemnified party and the positions of any other indemnified party, or other parties to a claim, dispute, action or litigation not represented by separate counsel; (C) that representation of both the indemnified party and any such other indemnified party or other parties by the same counsel would not be appropriate; or (D) to withhold or withdraw his or her consent to being represented by counsel selected by the indemnifying party or (ii) the indemnifying party fails to assume the defense of a claim, dispute, action or litigation or an anticipated claim, dispute, action or litigation. The party providing indemnification shall fully indemnify and hold harmless the indemnified party against, and shall promptly reimburse to the indemnified party on a current and as-incurred basis, the full amount of expenses of counsel selected by the indemnified party and reasonably incurred by the indemnified party as permitted pursuant to the preceding sentence. If the party providing indemnification has not elected to assume the defense of any claim, dispute, action or litigation for an indemnified party within thirty days after receiving written notice thereof from the indemnified party, the party providing indemnification shall be deemed to have waived any right it might otherwise have to assume such defense.
14.   Notice.
Any notice under this Subadvisory Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Trust, at the addresses below or such other address as such other party may designate for the receipt of such notice.
If to MML Advisers:
MML Investment Advisers, LLC
100 Bright Meadow Blvd.
Enfield, CT 06082
Attention:   Douglas Steele
           Vice President

If to the Subadviser:
Invesco Advisers, Inc.
11 Greenway Plaza, Suite 1000
Houston, Texas 77046
Attention:   General Counsel

With a copy to:
If to either MML Advisers or the Subadviser, copies to:
MassMutual Premier Funds
100 Bright Meadow Blvd.
Enfield, CT 06082
Attention:   Andrew M. Goldberg
           Vice President, Secretary, and Chief Legal Officer
15.   Amendments to this Subadvisory Agreement.
This Subadvisory Agreement may be amended by mutual agreement in writing, subject to approval by the Board of Trustees of the Trust and the Fund’s shareholders to the extent required by the Act.
16.   Governing Law.
This Subadvisory Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws.
17.   Survival.
The provisions of this Subadvisory Agreement shall survive the termination or other expiration of this Subadvisory Agreement with respect to any matter arising while this Subadvisory Agreement was in effect.
18.   Assignment; Successors.
No assignment of this Subadvisory Agreement (as defined in the Act) shall be made by the Subadviser without the prior written consent of the Fund and MML Advisers. This Subadvisory Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.
19.   Entire Agreement.
This Subadvisory Agreement constitutes the entire agreement among the parties hereto with respect to the matters referred to herein, and no other agreement, oral or otherwise, shall be binding on the parties hereto.
20.   No Waiver.
No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver granted hereunder must be in writing and shall be valid only in the specific instance in which given.
21.   Severability.
If any one or more provisions in this Subadvisory Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Subadvisory Agreement, but this Subadvisory Agreement shall be construed so as to effectuate the intent of the parties hereto as nearly as possible without giving effect to such invalid, illegal or unenforceable provision as if such provision had never been contained herein.
22.   Third-party Beneficiaries.
The Trust and the Fund are third-party beneficiaries of this Subadvisory Agreement and shall be entitled to enforce any and all provisions of this Agreement to the full extent as if they were parties to this Agreement.
23.   Counterparts.
This Subadvisory Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Fund, MML Advisers and the Subadviser have caused this Subadvisory Agreement to be executed as of the day and year first above written.
MML INVESTMENT ADVISERS, LLC
By: /s/ Douglas Steele Name: Douglas Steele Title: Vice President
INVESCO ADVISERS, INC.
By: /s/ Nicole Filingeri Name: Nicole Filingeri Title: Vice President
Acknowledged and Agreed:
MASSMUTUAL PREMIER FUNDS
on behalf of MassMutual Premier Balanced Fund
By:
/s/ Renee Hitchcock

Name: Renee Hitchcock
Title:   CFO and Treasurer

Appendix A
The Subadviser shall provide to MML Advisers the following:
1.
Quarterly Portfolio Data Sheets (due on the 10th business day after the end of every quarter):

The data sheets should include the following information:
a.
Portfolio Characteristics for the Portfolio, standard and best fit market index.

b.
Portfolio Sector Weights for the Portfolio, standard and best fit market index.

c.
Top 10 Equity Holdings (% of equities) for the Portfolio.

d.
Top 5 contributors and detractors by performance based on contribution to the Portfolio.

e.
Purchases (New) and Sales (Eliminated) during the quarter.

f.
Performance of the Portfolio vs. standard and best fit market index and peer group.

2.
Portfolio Manager Commentary (due on the 10th business day after the end of every quarter): The commentary should include information on the following topics (there is no limit to the number of words used):

a.
Qualitative assessment by manager: list three factors that were the major influences on performance – both positive and negative.

b.
Performance attribution:

 –
The industry weightings that had the largest contribution to performance during the most recent quarter.

 –
The industry weightings that had the largest detraction from performance during the most recent quarter.

 –
The five holdings that contributed the most to performance during the most recent quarter.

 –
The five holdings that detracted the most from performance during the most recent quarter.

c.
The manager’s market outlook.

d.
How he/she has positioned the Portfolio for the near term.

3.
Third party portfolio attribution analysis of the Portfolio: Performance attribution should demonstrate the impact of portfolio management decisions including Asset Allocation Effects and Security Selection Effects.

4.
Quarterly Conference Calls: The purpose of this contact will be to obtain a greater understanding of the performance of the Portfolio, the reasons for that performance, and to gain valuable insights into the Portfolio provided by the manager.

5.
Annual On-Site Meeting – As part of MML Advisers’ due diligence process, members of MML Advisers’ Investment Group arrange an “on site” meeting with each of the managers in MML Advisers’ Investment Program. Typically, these meetings include a general overview of the firm as well as separate meetings with each of the portfolio managers to discuss their long-term and short-term strategies, modifications to their investment strategy or style and any other relevant information.

Appendix E
INVESTMENT SUB-SUB-ADVISORY AGREEMENT
This Agreement is made and entered into this 18th day of November 2020, by and among Invesco Advisers, Inc., a Delaware corporation and registered investment adviser (the “Sub-Adviser”) and Invesco Capital Management LLC, a limited liability corporation organized in the State of Delaware and registered investment adviser (the “Sub-Sub-Adviser” each a “Party”).
RECITALS
Whereas, the MassMutual Premier Balanced Fund (the “Fund”) is a series of MassMutual Premier Funds (the “Trust”), a Massachusetts business trust which is an open-end management investment company registered as such with the Securities and Exchange Commission (the “SEC”) pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”); and
WHEREAS, MML Investment Advisers, LLC, a Delaware limited liability company (the “Adviser”) and Sub-Adviser are parties to a certain Investment Sub-Advisory Agreement, effective as of November 18, 2020, pursuant to which the Sub-Adviser acts as a Sub-Adviser with respect to the Fund; and
WHEREAS, Sub-Adviser desires to retain the Sub-Sub-Adviser to provide certain investment management services with respect to the Fund upon the terms and conditions set forth below;
WHEREAS, the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of Trust, as determined in accordance with the 1940 Act (the “Disinterested Trustees”), have approved the retention of the Sub-Sub-Adviser to provide the investment management services contemplated herein;
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.
Appointment.   The Sub-Adviser hereby appoints the Sub-Sub-Adviser to act as discretionary investment manager with respect to the Fund for the period and pursuant to the terms and conditions set forth herein. The Sub-Sub-Adviser accepts such appointment and agrees to provide the services contemplated herein, pursuant to the terms and conditions set forth and for the compensation described herein.

2.
Duties of Sub-Sub-Adviser.

(a)
Subject to the supervision of the Adviser and Sub-Adviser, the Sub-Sub-Adviser shall develop and implement an investment program for the Fund that is consistent with the investment objectives, policies and restrictions set forth in the Fund’s prospectus and Statement of Additional Information, as they may be amended from time to time; provided, however, that the Sub-Sub-Adviser shall not be responsible for compliance with any amendments to such prospectus or Statement of Additional Information until such time as the Sub-Sub-Adviser shall have been given actual notice of such amendment(s) and a reasonable opportunity to implement changes in the Fund’s investment program.

(b)
The Sub-Sub-Adviser shall exercise discretion with respect to the selection of investments for the Fund’s portfolio, the disposition of such investments, the selection of brokers to be used in connection with the trading and settlement of transactions for the Fund (including, but not limited to broker-dealers that are affiliates of the Sub-Sub-Adviser). In connection with the placement of orders with brokers and dealers which involve transactions for the Fund, the Sub-Sub-Adviser will seek to obtain best execution of trades for the Fund consistent with the brokerage policy set forth in the Fund’s Prospectus and Statement of Additional Information, or approved by the Board of Trustees of the Trust and set forth in its current Form ADV and consistent with the federal securities laws, including its obligations under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and applicable rules and guidance issued by the SEC and its staff thereunder.

(c)
Consistent with the obligations set forth above, the Sub-Sub-Adviser may, in its discretion, place orders which involve transactions for the Fund with brokers and dealers who sell shares of the Fund and/or provide the Fund, Adviser, Sub-Adviser, or Sub-Sub-Adviser with research, analysis, advice or similar services. The Sub-Sub-Adviser may pay brokers and dealers in return for research and analytic services a higher commission or spread than may be charged by other brokers or dealers, subject to the Sub-Sub-Adviser determining in good faith that such commission or spread is reasonable either in terms of (i) the particular transaction or (ii) the overall responsibility of the Sub-Sub-Adviser to the Fund and its other clients to ensure that the total commissions or spreads paid by each client are reasonable in relation to the benefits to such client over the long term.

(d)
In no instance will securities held by or being acquired for the Fund be purchased from or sold to the Sub-Sub-Adviser, or any affiliated person of the Sub-Sub-Adviser or the Fund, except in accordance with the 1940 Act, the Advisers Act, and applicable rules, guidance and exemptive orders issued by the SEC and its staff thereunder.

(e)
Whenever the Sub-Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts managed by the Sub-Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed by the Sub-Sub-Adviser to be equitable to each account. Sub-Sub-Adviser may aggregate any orders for the purchase or sale of securities or other property on behalf of the Fund and the accounts of other of its clients, and such aggregated orders will be processed in accordance with procedures that are designed to result in fair and equitable treatment of all accounts.

(f)
The Sub-Sub-Adviser shall act on instructions received from the Adviser or Sub-Adviser, to the extent that such instructions are not inconsistent with the Sub-Sub-Adviser’s fiduciary duties, applicable law, or any obligations to the Fund hereunder.

(g)
The Sub-Sub-Adviser shall keep all records and other information relative to the Fund as confidential and proprietary information of the Fund, and will not use such records of information for any purpose other than in connection with the performance of its responsibilities hereunder; provided, however, that after prior notification to the Sub-Adviser, Adviser and the Fund, the Sub-Sub-Adviser may disclose records or information relative to the Fund when directed by order of a court or regulatory authority.

3.
Expenses of the Fund.   The Sub-Sub-Adviser shall be responsible for the costs and expenses associated with the provision of the services contemplated herein; provided, however, that the Fund shall be responsible for the cost associated with the purchase or sale of any security or investment contract or other instrument for the Fund’s portfolio and the fees, expenses and costs associated with all other aspects of the Fund’s operations.

4.
Compensation.   For the services provided and the expenses assumed pursuant to this Agreement, the Sub-Adviser will pay the Sub-Sub-Adviser a fee in accordance with the current Invesco Transfer Pricing Policy. Such fee shall be computed weekly and paid monthly to the Sub-Sub-Adviser on or before the last business day of the next succeeding calendar month. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

5.
Services Not Exclusive.   The services to be provided by the Sub-Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Sub-Adviser shall be free to provide similar services to other clients so long as the provision of such services to such other clients does not impair the Sub-Sub-Adviser’s ability to provide the services contemplated hereunder. Nothing contained herein shall be construed to limit or restrict the right of any director, officer or employee of Sub-Sub-Adviser (who may also be a director, officer or employee of the Sub-Adviser) to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature of a dissimilar nature.

6.
Compliance with Applicable Law.   The Sub-Sub-Adviser shall comply with all applicable laws, rules and regulations in the discharge or its obligations hereunder, specifically including, but not limited to Rule 17j-1, under the 1940 Act.

7.
Term and Approval.   This Agreement shall become effective upon approval by Board of Trustees of the Trust, including a majority of Disinterested Trustees, and shall thereafter continue in force and effect for two (2) years and may be continued from year to year thereafter, provided that such continuation is specifically approved at least annually by the Trustees of the Trust, including a majority of the Disinterested Trustees. The agreement cannot be materially amended without prior written approval of the Adviser and the Board of Trustees of the Trust.

8.
Termination.   This Agreement shall automatically terminate in the event of its assignment, as defined in Section 2(a)(4) of the 1940 Act. The agreement shall also automatically terminate in the event the Investment Sub-Advisory Agreement is terminated for any reason. The Agreement may also be terminated:

(a)
at any time, without the payment of any penalty, by vote of the Board of Trustees or by vote of a majority of that Fund’s outstanding voting securities on not more than 60 days’ nor less than 30 days’ prior written notice to the Sub-Adviser, or upon such shorter notice as may be mutually agreed upon by the parties;

(b)
by any Party upon the occurrence of material breach of the terms of the Agreement by the other Party that remains uncured for a period of thirty (30) days after notice of such breach has been given by the terminating Party; or

(c)
the Sub-Sub-Adviser may terminate the agreement upon ninety (60) days’ notice if the Fund materially changes its investment objectives, policies or restrictions and the cost of performance hereunder by the Sub-Sub-Adviser is increased.

9.
Liability of the Sub-Sub-Adviser.   In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder on the part of the Sub-Sub-Adviser or any of its officers, directors or employees, the Sub-Sub-Adviser shall not be subject to liability to the Sub-Adviser for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or investment contract or other instrument for the Fund’s portfolio.

10.
Notices.   Any notices under this Agreement shall be given in writing, addressed and delivered or mailed, postage paid, to such address as may be designated for the receipt of such notice. The respective addresses for the delivery of such notices are as follows:

If to the Sub-Adviser:
Invesco Advisers, Inc.
11 Greenway Plaza, Suite 100
Houston, Texas 77046
Attention: General Counsel
If to the Sub-Sub-Adviser:
Invesco Capital Management LLC
3500 Lacey Road, Suite 700
Downers Grove, IL 60515
Attention: Head of Legal, US ETFs
11.
Applicable Law.   This Agreement shall be construed in accordance with the laws of State of Delaware (without regard to conflict or choice of law provisions), the 1940 Act, the Advisers Act, and applicable rules, guidance and exemptive orders issued by the SEC and its staff thereunder.

In Witness Whereof, the parties hereto have caused this Agreement to be executed as of this 18th day of November 2020.
INVESCO ADVISERS, INC.
By:
/s/ Nicole Filingeri

Name: Nicole Filingeri
Title:   Vice President
INVESCO CAPITAL MANAGEMENT LLC
By:
/s/ Anna Paglia

Name: Anna Paglia
Title:
Managing Director, Global Head of ETFs and
Indexed Strategies, and Chief Executive Officer

Appendix F
INVESTMENT SUBADVISORY AGREEMENT
for MassMutual Premier Disciplined Value Fund
This Investment Subadvisory Agreement (this “Subadvisory Agreement”), is by and between Wellington Management Company LLP (the “Subadviser”) and MML Investment Advisers, LLC, a Delaware limited liability company (“MML Advisers”), for the MassMutual Premier Disciplined Value Fund (the “Fund”), a series of MassMutual Premier Funds (the “Trust”), a Massachusetts business trust which is an open-end management investment company registered as such with the Securities and Exchange Commission (the “Commission”) pursuant to the Investment Company Act of 1940, as amended (the “Act”), effective as of the 18th day of November, 2020.
WHEREAS, the Trust has appointed MML Advisers as the investment adviser for the Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”);
WHEREAS, the Advisory Agreement provides that MML Advisers may, at its option, subject to approval by the Trustees of the Trust and, to the extent necessary, the shareholders of the Fund, appoint a subadviser to assume certain responsibilities and obligations of MML Advisers under the Advisory Agreement;
WHEREAS, MML Advisers and the Subadviser are investment advisers registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and
WHEREAS, MML Advisers wishes to appoint the Subadviser to serve, and the Subadviser wishes to serve, as subadviser with respect to the Fund with responsibility for such portion of the Fund’s assets as MML Advisers shall direct from time to time (the “Portfolio”);
NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, MML Advisers and the Subadviser, intending to be legally bound, hereby agree as follows:
1.   General Provision.
(a)   MML Advisers hereby appoints the Subadviser, and the Subadviser hereby undertakes to act, as investment subadviser to the Portfolio to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth. The Subadviser shall, in all matters, give to the Fund and the Trust’s Board of Trustees, directly or through MML Advisers, the benefit of the Subadviser’s best judgment, effort, advice and recommendations and shall at all times perform its obligations in compliance with:
(i)   the provisions of the Act and any rules or regulations thereunder and the Internal Revenue Code of 1986, as amended, as applicable to the Fund;
(ii)   any other provisions of state or federal law applicable to registered investment companies
(iii)   the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust, as amended from time to time and provided to the Subadviser by MML Advisers (collectively referred to as the “Trust Documents”);
(iv)   policies and determinations of the Board of Trustees of the Trust and MML Advisers, of which the Subadviser has been notified;
(v)   the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust’s registration statement under the Act from time to time; and
(vi)   the Prospectus and Statement of Additional Information of the Fund in effect from time to time (collectively referred to as the “Disclosure Documents”).
(b)   The officers and employees of the Subadviser responsible for providing the services of the Subadviser hereunder shall be available upon reasonable notice for consultation with respect to the provision of such services.

(c)   Subadviser will comply with the applicable provisions of the Fund’s pricing procedures which it has received and, upon request, will provide reasonable assistance to the Fund’s pricing agent in valuing securities held by the Fund.
2.   Duties of the Subadviser.
(a)   The Subadviser shall, subject to the direction and control of the Trust’s Board of Trustees and MML Advisers, (i) provide a continuing investment program for the Portfolio and determine what securities or other investments shall be purchased or sold by the Portfolio; (ii) arrange, subject to the provisions of Section 5 hereof, for the purchase and sale of securities and other investments for the Portfolio; and (iii) provide reports on the foregoing to the Board of Trustees of the Trust at each Board meeting. Unless MML Advisers gives the Subadviser written instructions to the contrary, the Subadviser shall vote or determine to abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio are invested. The Subadviser shall provide the Fund in a timely manner with such records of its proxy voting on behalf of the Fund as is necessary for the Fund to comply with the requirements of Form N-PX or any law, rule, regulation or Commission position. Unless otherwise agreed to by MML Advisers and the Subadviser, Subadviser shall not act with respect to legal proceedings, including class actions or bankruptcies and notices of such proceedings.
Subject to the provisions of this Subadvisory Agreement, the Subadviser shall have the authority to buy, sell or otherwise effect investment transactions for and in the name of the Fund, including without limitation, the power to enter into swap, futures, options and other agreements with counterparties on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out the Subadviser’s responsibilities hereunder.
(b)   The Subadviser shall provide to MML Advisers such reports for the Portfolio, on a monthly, quarterly or annual basis, as MML Advisers or the Board of Trustees of the Trust shall reasonably request or as required by applicable law or regulation, including, but not limited to, compliance reports and those reports listed in Appendix A.
(c)   The Subadviser shall provide full and prompt disclosure to MML Advisers and the Fund regarding itself and its partners, officers, directors, shareholders, employees, affiliates or any person who controls any of the foregoing, including, but not limited to, information regarding any change in control of the Subadviser or any change in its personnel that could materially affect the services provided by the Subadviser to the Fund hereunder, information regarding any material adverse change in the condition (financial or otherwise) of the Subadviser or any person who controls the Subadviser, information regarding the investment performance and general investment methods of the Subadviser or its principals and affiliates relating to the Portfolio and other clients with the same or similar investment strategies as the Portfolio, information regarding the results of any examination conducted by the Commission or any other state or federal governmental agency or authority or any self-regulatory organization relating directly or indirectly to the services performed by the Subadviser hereunder with respect to the Fund, and, upon request, other information that MML Advisers reasonably deems necessary or desirable to enable MML Advisers to monitor the performance of the Subadviser and information that is required, in the reasonable judgment of MML Advisers and upon prior written request, to be disclosed in any filings required by any governmental agency or by any applicable law, regulation, rule or order.
(d)   The Subadviser (i) shall maintain such books and records as are required under the Act or other applicable law, based on the services provided by the Subadviser pursuant to this Subadvisory Agreement and as are necessary for MML Advisers or the Trust to meet its record keeping obligations generally set forth under Section 31 of the Act and rules thereunder; and (ii) shall meet with any persons at the request of MML Advisers or the Board of Trustees of the Trust for the purpose of reviewing the Subadviser’s performance under this Subadvisory Agreement at reasonable times and upon reasonable advance written notice. The Subadviser shall provide the Fund and MML Advisers (or their agents or accountants), upon reasonable prior written request by MML Advisers to the Subadviser, with access to inspect at the Subadviser’s office during normal business hours the books and records of the Subadviser relating to the Portfolio and the Subadviser’s performance hereunder and such other books and records of the Subadviser as are necessary to confirm that the Subadviser has complied with its obligations and duties under this Subadvisory Agreement. The Subadviser agrees that all records which it maintains relating to the Fund are property of the Fund, and the Subadviser will promptly surrender to the Fund any of such records or copies thereof upon the Fund’s request. The Subadviser may maintain copies of any such records and further agrees to preserve for the periods prescribed under the Act any such records as are required to be maintained by it pursuant to this Subadvisory Agreement.
(e)   On each business day the Subadviser shall provide to the Fund’s custodian information relating to all transactions concerning the Portfolio’s assets and shall provide to the Fund’s custodian, administrator and/or sub-administrator any such additional information as reasonably requested.
(f)   [Reserved.]
(g)   The Subadviser shall not consult with any other subadviser to the Fund or any other subadviser to any other portfolio of the Trust or to any other investment company or investment company series for which MML Advisers serves as investment adviser concerning transactions for the Fund in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the Act.
(h)   As MML Advisers or the Board of Trustees of the Trust may request from time to time, the Subadviser shall timely provide to MML Advisers (i) information and commentary for the Fund’s annual and semi-annual reports, in a format reasonably requested by MML Advisers, and shall (A) certify that such information and commentary discuss the factors that materially affected the performance of the Portfolio, including the relevant market conditions and the investment techniques and strategies used, and do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information and commentary not misleading and (B) provide additional certifications related to the Subadviser’s management of the Portfolio in order to support the Fund’s filings on Form N-CSR or any successor forms, and the Fund’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the Act, in formats reasonably requested by MML Advisers; (ii) a quarterly certification, as well as any requested sub-certifications, with respect to compliance matters related to the Subadviser and the Subadviser’s management of the Portfolio, in formats reasonably requested by MML Advisers, as they may be amended from time to time; and (iii) an annual certification from the Subadviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Advisers Act, with respect to the design and operation of the Subadviser’s compliance program, in a format reasonably requested by MML Advisers.
(i)   Provided that none of MML Advisers, the Fund or the Trust shall be required to pay any compensation other than as provided by the terms of this Subadvisory Agreement and subject to the provisions of Section 5 hereof, the Subadviser may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services and may also engage any of its affiliates to provide it with investment management or advisory and related services with respect to the performance of the Subadviser’s obligations under this Subadvisory Agreement. Such engagement shall not represent an assignment of any rights or responsibilities, and the Subadviser shall remain liable for the performance of its obligations under this Subadvisory Agreement and for the acts and omissions of such affiliates.
(j)   In the absence of willful misfeasance, bad faith, gross negligence or fraud on the part of the Subadviser, or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to MML Advisers, the Trust or the Fund, or to any shareholder, officer, director, partner or Trustee thereof, for any act or omission in the course of, or connected with, rendering services hereunder.
3.   Other Activities.
(a)   Nothing in this Subadvisory Agreement shall prevent MML Advisers or the Subadviser from acting as investment adviser or subadviser for any other person, firm, corporation or other entity and shall not in any way limit or restrict MML Advisers or the Subadviser or any of their respective directors, officers, members, stockholders, partners or employees from buying, selling or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities are in compliance with U.S. federal and state securities laws, regulations and rules and will not adversely affect or otherwise impair the performance by any party of its duties and obligations under this Subadvisory Agreement. MML Advisers recognizes and agrees that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolio. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or MML Advisers in any way or otherwise be deemed an agent of the Fund or MML Advisers except in connection with the investment management services provided by the Subadviser hereunder.
(b)   The Subadviser agrees that it will not knowingly or deliberately favor any other account managed or controlled by it or any of its principals or affiliates over the Portfolio. The Subadviser, upon reasonable request, shall provide MML Advisers with an explanation of the differences, if any, in performance between the Portfolio and any other account with investment objectives and policies similar to the Portfolio for which the Subadviser, or any of its affiliates, acts as investment adviser. To the extent that a particular investment is suitable for both the Portfolio and the Subadviser’s other clients, such investment will be allocated among the Portfolio and such other clients in a manner that is fair and equitable in the circumstances.
4.   Compensation of the Subadviser.
The Subadviser will bear all expenses in connection with the performance of its services under this Subadvisory Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions for the Portfolio. For the services provided and the expenses assumed pursuant to this Subadvisory Agreement, MML Advisers agrees to pay the Subadviser and the Subadviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee paid monthly, in arrears, at the following rate: an annual rate of [ ].
5.   Portfolio Transactions and Brokerage.
(a)   The Subadviser shall place orders with or through such brokers, dealers, futures commission merchants or other persons (including, but not limited to, broker-dealers that are affiliated with MML Advisers or the Subadviser) as may be selected by the Subadviser; provided, however, that such orders shall be consistent with the brokerage policy set forth in the Fund’s Prospectus and Statement of Additional Information, or approved by the Board of Trustees of the Trust, conform with federal securities laws and be consistent with seeking best execution.
(b)   On occasions when the Subadviser deems the purchase or sale of a security or other investment to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or other investments to be sold or purchased in order to seek best execution. In such event, the Subadviser will make allocation of the securities or other investments so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.
(c)   The Subadviser shall select broker-dealers to effect the Portfolio’s portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Subadviser on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Portfolio’s portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold; receipt of brokerage and research services available from or through the broker-dealer in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Portfolio; and any other considerations of which the Board of Trustees of the Trust or MML Advisers may notify the Subadviser from time to time.

6.   Representations and Warranties of the Subadviser.
The Subadviser hereby represents and warrants to the Fund and MML Advisers that:
(a)
The Subadviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Subadvisory Agreement remains in effect; (ii) is not prohibited by the Act or the Advisers Act from performing the services contemplated by this Subadvisory Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, detect violations that have occurred and correct promptly any violations that have occurred, and will provide prompt notice of any material violations relating to the Fund to MML Advisers; (v) has met and will seek to continue to meet for so long as this Subadvisory Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency; (vi) has the authority to enter into and perform the services contemplated by this Subadvisory Agreement; and (vii) will promptly notify MML Advisers of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

(b)
The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide MML Advisers with a copy of the code of ethics. Within 60 days of the end of the last calendar quarter of each year that this Subadvisory Agreement is in effect, a duly authorized officer of the Subadviser shall certify to MML Advisers that the Subadviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Subadviser’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation.

(c)
The Subadviser has provided MML Advisers with a copy of its Form ADV Part 2, which as of the date of this Subadvisory Agreement is its Form ADV Part 2 as most recently deemed to be filed with the Commission, and promptly will furnish a copy of all amendments thereto to MML Advisers.

The Subadviser will promptly notify MML Advisers of any changes in its partners or in the key personnel who are either the portfolio manager(s) responsible for the Portfolio or the Subadviser’s Chief Executive Officer or President, or if there is otherwise an actual or expected change in control or management of the Subadviser.
(d)
There is no pending, or to the best of its knowledge, threatened or contemplated action, suit or proceeding before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which the Subadviser or any of its principals or affiliates is a party, or to which any of the assets of the Subadviser is subject, which reasonably might be expected to (i) result in any material adverse change in the Subadviser’s condition (financial or otherwise), business or prospects; (ii) affect adversely in any material respect any of the Subadviser’s assets; (iii) materially impair the Subadviser’s ability to discharge its obligations under this Subadvisory Agreement; or (iv) result in a matter which would require an amendment to the Subadviser’s Form ADV Part 2; and the Subadviser has not received any notice of an investigation by the Commission or any state regarding U.S. federal or state securities laws, regulations or rules.

(e)
All references in the Disclosure Documents concerning the Subadviser and its affiliates and the controlling persons, affiliates, stockholders, directors, officers and employees of any of the foregoing provided to MML Advisers by the Subadviser or approved by the Subadviser for use in the Disclosure Documents, as well as all performance information provided to MML Advisers by the Subadviser or approved by the Subadviser for use by MML Advisers, are accurate in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make such information not misleading.

(f)
The Subadviser has supplied to, or made available for review by, MML Advisers (and if requested by MML Advisers to its designated auditor) all documents, statements and agreements reasonably requested by it relating to accounts covered by the Subadviser’s performance results and which are in the Subadviser’s possession or to which it has access.
The foregoing representations and warranties shall be continuing and be deemed repeated at and as of all times during the term of this Subadvisory Agreement.
7.   Representations and Warranties of MML Advisers.
(a)   MML Advisers represents and warrants to the Subadviser the following:
(i)
MML Advisers has all requisite corporate power and authority under applicable state law and federal securities laws and under the Advisory Agreement with the Fund to execute, deliver and perform this Subadvisory Agreement.

(ii)
MML Advisers is a registered investment adviser under the Advisers Act and is in material compliance with all other required registrations under applicable federal and state law.

(iii)
MML Advisers has received a copy of Part 2 of Subadviser’s Form ADV at least two (2) business days prior to the execution of this Subadvisory Agreement.

The foregoing representations and warranties shall be continuing during the term of this Subadvisory Agreement.
8.   Covenants of the Subadviser.
(a)   If at any time during the term of this Subadvisory Agreement, the Subadviser discovers any fact or omission, or any event or change of circumstances occurs, which would make the Subadviser’s representations and warranties in Section 6 inaccurate or incomplete in any material respect, or which might render the Disclosure Documents untrue or misleading in any material respect, the Subadviser will provide prompt written notification to the Fund and MML Advisers of any such fact, omission, event or change of circumstances, and the facts related thereto.
(b)   The Subadviser agrees that, during the term of this Subadvisory Agreement, and for so long as investment in the Fund is being offered for sale, it will provide the Fund and MML Advisers with updated information relating to the Subadviser’s performance results with respect to the Portfolio and other clients with the same or similar investment strategies as the Portfolio (subject to applicable restrictions on the release of client confidential information) as may be reasonably requested from time to time by the Fund and MML Advisers. The Subadviser shall provide such information within a reasonable period of time after the end of the month to which such updated information relates.
(c)   The Subadviser agrees that neither it nor any of its affiliates will in any way refer directly or indirectly to its relationship with the Fund or MML Advisers, or any of their respective affiliates in offering, marketing or other promotional materials without the prior written consent of MML Advisers.
9.   Confidentiality.
The Subadviser agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of the Portfolio Information. As used herein “Portfolio Information” means confidential and proprietary information of the Fund or MML Advisers that is received by the Subadviser in connection with this Subadvisory Agreement, including information with regard to the portfolio holdings and characteristics of the Fund. The Subadviser will restrict access to the Portfolio Information to those employees or service providers of the Subadviser who will use it only for the purpose of managing or providing services to the portion of the Fund managed by the Subadviser. Notwithstanding the foregoing, access to Portfolio Information shall only be granted to service providers in accordance with the applicable provisions of the Fund’s policy regarding the disclosure of portfolio holdings as provided to the Subadviser by MML Advisers and under terms of confidentiality that are as restrictive as the terms of this Agreement. MML Advisers will inform the Subadviser of any changes to the Fund’s policy that apply to the Subadviser. The foregoing shall not prevent the Subadviser from disclosing Portfolio Information that is (1) publicly known or becomes publicly known through no unauthorized act, (2) rightfully received from a third party without obligation of confidentiality, (3) approved in writing by MML Advisers for disclosure, or (4) required to be disclosed pursuant to a requirement of a governmental agency or law so long as the Subadviser provides MML Advisers with prompt written notice of such requirement prior to any such disclosure.
MML Advisers agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of Subadviser’s confidential and proprietary information. MML Advisers will restrict access to the Subadviser’s confidential and proprietary information to the Board of Trustees of the Trust and to those employees of MML Advisers and of service providers to the Fund and MML Advisers who will use it only for the purpose of managing and/or providing services to the Fund. The foregoing shall not prevent MML Advisers from disclosing Subadviser’s confidential and proprietary information that is (1) publicly known or becomes publicly known through no unauthorized act, (2) rightfully received from a third party without obligation of confidentiality, (3) approved in writing by Subadviser for disclosure, or (4) required to be disclosed pursuant to a requirement of a governmental agency or law so long as MML Advisers provides Subadviser with prompt written notice of such requirement prior to any such disclosure.
10.   Use of Names.
The names of both MML Advisers and any affiliates of MML Advisers and of the Trust and Fund and any derivative or logo or trademark or service mark or trade name are the valuable property of MML Advisers and such affiliates and the Trust and Fund. The Subadviser shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of MML Advisers or the Trust, as the case may be. The Subadviser acknowledges and agrees that, if it makes any unauthorized use of any such names, derivatives, logos, trademarks or service marks or trade names, MML Advisers and/or such affiliates or the Trust and Fund shall suffer irreparable harm for which monetary damages are inadequate and thus, such entities shall be entitled to injunctive relief without the necessity of posting bond.
The Subadviser’s name and any derivative or logo or trademark or servicemark or trade name are the valuable property of Subadviser. MML Advisers shall have the right to use the Subadviser’s name, derivative, logo, trademark or servicemark or trade name only with the Subadviser’s prior written approval, which shall not be unreasonably withheld. MML Advisers acknowledges and agrees that, if it makes any unauthorized use of any such names, derivatives, logos, trademarks or service marks or trade names, Subadviser shall suffer irreparable harm for which monetary damages are inadequate and thus, such entities shall be entitled to injunctive relief without the necessity of posting bond. It is understood that certain materials used in the ordinary course of business, such as prospectuses, financial reports, fund fact sheets and materials provided to the Board of Trustees, do not require such approval.
11.   Duration.
Unless terminated earlier pursuant to Section 12 hereof, this Subadvisory Agreement shall remain in effect for a period of two years from the date hereof. Thereafter it shall continue in effect from year to year, unless terminated pursuant to Section 12 hereof, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the members of the Board of Trustees of the Trust who are not parties to this Subadvisory Agreement or interested persons (as defined in the Act) of any such party, and (ii) by the Board of Trustees of the Trust or by a vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of the Fund.
12.   Termination.
(a)   This Subadvisory Agreement shall terminate automatically upon its assignment (within the meaning of the Act), the termination of the Advisory Agreement or the dissolution of the Fund.
(b)   The Subadvisory Agreement may be terminated by MML Advisers or the Board of Trustees of the Trust: (i) by written notice to the Subadviser with immediate effect, if the Subadviser’s registration under the Advisers Act is suspended, terminated, lapsed or not renewed; (ii) by written notice to the Subadviser with immediate effect, if the Subadviser is bankrupt or insolvent, seeks an arrangement with creditors, is dissolved or terminated or ceases to exist; (iii) by written notice to the Subadviser with immediate effect, if MML Advisers or the Board of Trustees of the Trust determines for any reason, that such termination is appropriate for the protection of the Fund, including without limitation a determination by

MML Advisers or the Board of Trustees of the Trust that the Subadviser has breached an obligation or duty under this Subadvisory Agreement; or (iv) in its sole discretion, without penalty, upon sixty days prior written notice to Subadviser. This Subadvisory Agreement also may be terminated at any time, without penalty, by the vote of the holders of a “majority” of the outstanding voting securities of the Fund (as defined in the Act).
(c)   The Subadvisory Agreement may be terminated by the Subadviser, without penalty at any time, upon sixty days prior written notice, to MML Advisers and the Trust.
(d)   In the event of termination of this Subadvisory Agreement, all compensation due to the Subadviser through the date of termination will be calculated on a pro rata basis through the date of termination and paid promptly after the next succeeding month’s end.
13.   Indemnification.
(a)   In any action in which MML Advisers or the Fund or any of its or their affiliated persons (within the meaning of Section 2(a)(3) of the Act), controlling persons (as defined in Section 15 of the Securities Act of 1933, as amended), or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, the Subadviser agrees to indemnify and hold harmless the foregoing persons against any loss, claim, settlement, damage, charge, liability, cost or expense (including, without limitation, reasonable attorneys’ and accountants’ fees) to which such persons may become subject, insofar as such loss, claim, settlement, damage, charge, liability, cost or expense arises out of or is based upon (i) Subadviser’s reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct in the performance of its duties under this Subadvisory Agreement or (ii) any untrue statement of a material fact regarding the Subadviser contained in the Prospectus or Statement of Additional Information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact regarding the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to MML Advisers or the Fund by or on behalf of the Subadviser; or (iii) any violation of federal or state statutes or regulations by the Subadviser; provided that the loss, claim, settlement, damage, charge, liability, cost or expense was not based upon or did not arise out of an act or omission of MML Advisers constituting reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct. The federal securities laws impose liabilities in certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver of limitation of any rights which MML Advisers or the Fund may have under any securities laws.
(b)   Promptly after receipt by an indemnified party under this Section 13 of notice of any claim or dispute or commencement of any action or litigation, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 13, notify the indemnifying party of the commencement thereof; but the omission to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party under this Section 13 except to the extent, if any, that such failure or delay prejudiced the other party in defending against the claim. In case any such claim, dispute, action or litigation is brought or asserted against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel specially approved in writing by such indemnified party, such approval not to be unreasonably withheld, following notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof; in which event, the indemnifying party will not be liable to such indemnified party under this Section 13 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but shall continue to be liable to the indemnified party in all other respects as heretofore set forth in this Section 13.
Notwithstanding the foregoing, an indemnified party will have the option to select and retain its own counsel, in the indemnified party’s reasonable discretion, if (i) the indemnified party reasonably determines (A) such counsel to be necessary to protect the interests of the indemnified party; (B) that there may be a conflict between the positions of the indemnified party and the positions of any other indemnified party, or other parties to a claim, dispute, action or litigation not represented by separate counsel; (C) that representation of both the indemnified party and any such other indemnified party or other parties by the same counsel would not be appropriate; or (D) to withhold or withdraw his or her consent to being represented by counsel selected by the Subadviser or (ii) the Subadviser fails to assume the defense of a claim, dispute, action or litigation or an anticipated claim, dispute, action or litigation. The Subadviser shall fully indemnify and hold harmless the indemnified party against, and shall promptly reimburse the full amount of expenses of counsel selected by the indemnified party and reasonably incurred by the indemnified party as permitted pursuant to the preceding sentence. If the Subadviser shall not have elected to assume the defense of any claim, dispute, action or litigation for an indemnified party within thirty days after receiving written notice thereof from the indemnified party, the Subadviser shall be deemed to have waived any right it might otherwise have to assume such defense.
14.   Notice.
Any notice under this Subadvisory Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Trust, at the addresses below or such other address as such other party may designate for the receipt of such notice.
If to MML Advisers:
MML Investment Advisers, LLC
100 Bright Meadow Blvd.
Enfield, CT 06082
Attention:   Douglas Steele
           Vice President

If to the Subadviser:
Wellington Management Company LLP
280 Congress Street
Boston, MA 02210
Attention:   Legal and Compliance

With a copy to:
If to either MML Advisers or the Subadviser, copies to:

MassMutual Premier Funds
100 Bright Meadow Blvd.
Enfield, CT 06082
Attention:   Andrew M. Goldberg
           Vice President, Secretary, and Chief Legal Officer

15.   Amendments to this Subadvisory Agreement.
This Subadvisory Agreement may be amended by mutual agreement in writing, subject to approval by the Board of Trustees of the Trust and the Fund’s shareholders to the extent required by the Act.
16.   Governing Law.
This Subadvisory Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws.
17.   Survival.
The provisions of this Subadvisory Agreement shall survive the termination or other expiration of this Subadvisory Agreement with respect to any matter arising while this Subadvisory Agreement was in effect.
18.   Assignment; Successors.
No assignment of this Subadvisory Agreement (as defined in the Act) shall be made by the Subadviser without the prior written consent of the Fund and MML Advisers. This Subadvisory Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.
19.   Entire Agreement.
This Subadvisory Agreement constitutes the entire agreement among the parties hereto with respect to the matters referred to herein, and no other agreement, oral or otherwise, shall be binding on the parties hereto.

20.   No Waiver.
No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver granted hereunder must be in writing and shall be valid only in the specific instance in which given.
21.   Severability.
If any one or more provisions in this Subadvisory Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Subadvisory Agreement, but this Subadvisory Agreement shall be construed so as to effectuate the intent of the parties hereto as nearly as possible without giving effect to such invalid, illegal or unenforceable provision as if such provision had never been contained herein.
22.   Third-party Beneficiaries.
The Trust and the Fund are third-party beneficiaries of this Subadvisory Agreement and shall be entitled to enforce any and all provisions of this Agreement to the full extent as if they were parties to this Agreement.
23.   Counterparts.
This Subadvisory Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument.
PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the Fund, MML Advisers and the Subadviser have caused this Subadvisory Agreement to be executed as of the day and year first above written.
MML INVESTMENT ADVISERS, LLC
By: /s/ Douglas Steele Name: Douglas Steele Title: Vice President
WELLINGTON MANAGEMENT COMPANY LLP
By: /s/ Desmond Havlicek Name: Desmond Havlicek Title: Partner & Senior Managing Director
Acknowledged and Agreed:
MASSMUTUAL PREMIER FUNDS
on behalf of MassMutual Premier Disciplined Value Fund
By: /s/ Renee Hitchcock Name: Renee Hitchcock Title: CFO and Treasurer

Appendix A
The Subadviser shall provide to MML Advisers the following:
6.   Quarterly Portfolio Data Sheets (due on the 10th business day after the end of every quarter):
The data sheets should include the following information:
a.
Portfolio Characteristics for the Portfolio, standard and best fit market index.

b.
Portfolio Sector Weights for the Portfolio, standard and best fit market index.

c.
Top 10 Equity Holdings (% of equities) for the Portfolio.

d.
Top 5 contributors and detractors by performance based on contribution to the Portfolio.

e.
Purchases (New) and Sales (Eliminated) during the quarter.

f.
Performance of the Portfolio vs. standard and best fit market index and peer group.

7.
Portfolio Manager Commentary (due on the 10th business day after the end of every quarter): The commentary should include information on the following topics (there is no limit to the number of words used):

e.
Qualitative assessment by manager: list three factors that were the major influences on performance – both positive and negative.

f.
Performance attribution:

 –
The industry weightings that had the largest contribution to performance during the most recent quarter.

 –
The industry weightings that had the largest detraction from performance during the most recent quarter.

 –
The five holdings that contributed the most to performance during the most recent quarter.

 –
The five holdings that detracted the most from performance during the most recent quarter.

g.
The manager’s market outlook.

h.
How he/she has positioned the Portfolio for the near term.

8.
Portfolio attribution analysis of the Portfolio: Performance attribution should demonstrate the impact of portfolio management decisions including Asset Allocation Effects and Security Selection Effects.

9.
Quarterly Conference Calls: The purpose of this contact will be to obtain a greater understanding of the performance of the Portfolio, the reasons for that performance, and to gain valuable insights into the Portfolio provided by the manager.

10.
Annual On-Site Meeting – As part of MML Advisers’ due diligence process, members of MML Advisers’ Investment Group arrange an “on site” meeting with each of the managers in MML Advisers’ Investment Program. Typically, these meetings include a general overview of the firm as well as separate meetings with each of the portfolio managers to discuss their long-term and short-term strategies, modifications to their investment strategy or style and any other relevant information.

Appendix G
INVESTMENT SUBADVISORY AGREEMENT
for MassMutual Premier Disciplined Growth Fund
This Investment Subadvisory Agreement (this “Subadvisory Agreement”), is by and between Wellington Management Company LLP (the “Subadviser”) and MML Investment Advisers, LLC, a Delaware limited liability company (“MML Advisers”), for the MassMutual Premier Disciplined Growth Fund (the “Fund”), a series of MassMutual Premier Funds (the “Trust”), a Massachusetts business trust which is an open-end management investment company registered as such with the Securities and Exchange Commission (the “Commission”) pursuant to the Investment Company Act of 1940, as amended (the “Act”), effective as of the 18th day of November, 2020.
WHEREAS, the Trust has appointed MML Advisers as the investment adviser for the Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”);
WHEREAS, the Advisory Agreement provides that MML Advisers may, at its option, subject to approval by the Trustees of the Trust and, to the extent necessary, the shareholders of the Fund, appoint a subadviser to assume certain responsibilities and obligations of MML Advisers under the Advisory Agreement;
WHEREAS, MML Advisers and the Subadviser are investment advisers registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and
WHEREAS, MML Advisers wishes to appoint the Subadviser to serve, and the Subadviser wishes to serve, as subadviser with respect to the Fund with responsibility for such portion of the Fund’s assets as MML Advisers shall direct from time to time (the “Portfolio”);
NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, MML Advisers and the Subadviser, intending to be legally bound, hereby agree as follows:
1.   General Provision.
(a)   MML Advisers hereby appoints the Subadviser, and the Subadviser hereby undertakes to act, as investment subadviser to the Portfolio to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth. The Subadviser shall, in all matters, give to the Fund and the Trust’s Board of Trustees, directly or through MML Advisers, the benefit of the Subadviser’s best judgment, effort, advice and recommendations and shall at all times perform its obligations in compliance with:
(i)   the provisions of the Act and any rules or regulations thereunder and the Internal Revenue Code of 1986, as amended, as applicable to the Fund;
(ii)   any other provisions of state or federal law applicable to registered investment companies;
(iii)   the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust, as amended from time to time and provided to the Subadviser by MML Advisers (collectively referred to as the “Trust Documents”);
(iv)   policies and determinations of the Board of Trustees of the Trust and MML Advisers, of which the Subadviser has been notified;
(v)   the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust’s registration statement under the Act from time to time; and
(vi)   the Prospectus and Statement of Additional Information of the Fund in effect from time to time (collectively referred to as the “Disclosure Documents”).
(b)   The officers and employees of the Subadviser responsible for providing the services of the Subadviser hereunder shall be available upon reasonable notice for consultation with respect to the provision of such services.

(c)   Subadviser will comply with the applicable provisions of the Fund’s pricing procedures which it has received and, upon request, will provide reasonable assistance to the Fund’s pricing agent in valuing securities held by the Fund.
2.   Duties of the Subadviser.
(a)   The Subadviser shall, subject to the direction and control of the Trust’s Board of Trustees and MML Advisers, (i) provide a continuing investment program for the Portfolio and determine what securities or other investments shall be purchased or sold by the Portfolio; (ii) arrange, subject to the provisions of Section 5 hereof, for the purchase and sale of securities and other investments for the Portfolio; and (iii) provide reports on the foregoing to the Board of Trustees of the Trust at each Board meeting. Unless MML Advisers gives the Subadviser written instructions to the contrary, the Subadviser shall vote or determine to abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio are invested. The Subadviser shall provide the Fund in a timely manner with such records of its proxy voting on behalf of the Fund as is necessary for the Fund to comply with the requirements of Form N-PX or any law, rule, regulation or Commission position. Unless otherwise agreed to by MML Advisers and the Subadviser, Subadviser shall not act with respect to legal proceedings, including class actions or bankruptcies and notices of such proceedings.
Subject to the provisions of this Subadvisory Agreement, the Subadviser shall have the authority to buy, sell or otherwise effect investment transactions for and in the name of the Fund, including without limitation, the power to enter into swap, futures, options and other agreements with counterparties on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out the Subadviser’s responsibilities hereunder.
(b)   The Subadviser shall provide to MML Advisers such reports for the Portfolio, on a monthly, quarterly or annual basis, as MML Advisers or the Board of Trustees of the Trust shall reasonably request or as required by applicable law or regulation, including, but not limited to, compliance reports and those reports listed in Appendix A.
(c)   The Subadviser shall provide full and prompt disclosure to MML Advisers and the Fund regarding itself and its partners, officers, directors, shareholders, employees, affiliates or any person who controls any of the foregoing, including, but not limited to, information regarding any change in control of the Subadviser or any change in its personnel that could materially affect the services provided by the Subadviser to the Fund hereunder, information regarding any material adverse change in the condition (financial or otherwise) of the Subadviser or any person who controls the Subadviser, information regarding the investment performance and general investment methods of the Subadviser or its principals and affiliates relating to the Portfolio and other clients with the same or similar investment strategies as the Portfolio, information regarding the results of any examination conducted by the Commission or any other state or federal governmental agency or authority or any self-regulatory organization relating directly or indirectly to the services performed by the Subadviser hereunder with respect to the Fund, and, upon request, other information that MML Advisers reasonably deems necessary or desirable to enable MML Advisers to monitor the performance of the Subadviser and information that is required, in the reasonable judgment of MML Advisers and upon prior written request, to be disclosed in any filings required by any governmental agency or by any applicable law, regulation, rule or order.
(d)   The Subadviser (i) shall maintain such books and records as are required under the Act or other applicable law, based on the services provided by the Subadviser pursuant to this Subadvisory Agreement and as are necessary for MML Advisers or the Trust to meet its record keeping obligations generally set forth under Section 31 of the Act and rules thereunder; and (ii) shall meet with any persons at the request of MML Advisers or the Board of Trustees of the Trust for the purpose of reviewing the Subadviser’s performance under this Subadvisory Agreement at reasonable times and upon reasonable advance written notice. The Subadviser shall provide the Fund and MML Advisers (or their agents or accountants), upon reasonable prior written request by MML Advisers to the Subadviser, with access to inspect at the Subadviser’s office during normal business hours the books and records of the Subadviser relating to the Portfolio and the Subadviser’s performance hereunder and such other books and records of the Subadviser as are necessary to confirm that the Subadviser has complied with its obligations and duties under this Subadvisory Agreement. The Subadviser agrees that all records which it maintains relating to the Fund are property of the Fund, and the Subadviser will promptly surrender to the Fund any of such records or copies thereof upon the Fund’s request. The Subadviser may maintain copies of any such records and further agrees to preserve for the periods prescribed under the Act any such records as are required to be maintained by it pursuant to this Subadvisory Agreement.
(e)   On each business day the Subadviser shall provide to the Fund’s custodian information relating to all transactions concerning the Portfolio’s assets and shall provide to the Fund’s custodian, administrator and/or sub-administrator any such additional information as reasonably requested.
(f)   [Reserved.]
(g)   The Subadviser shall not consult with any other subadviser to the Fund or any other subadviser to any other portfolio of the Trust or to any other investment company or investment company series for which MML Advisers serves as investment adviser concerning transactions for the Fund in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the Act.
(h)   As MML Advisers or the Board of Trustees of the Trust may request from time to time, the Subadviser shall timely provide to MML Advisers (i) information and commentary for the Fund’s annual and semi-annual reports, in a format reasonably requested by MML Advisers, and shall (A) certify that such information and commentary discuss the factors that materially affected the performance of the Portfolio, including the relevant market conditions and the investment techniques and strategies used, and do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information and commentary not misleading and (B) provide additional certifications related to the Subadviser’s management of the Portfolio in order to support the Fund’s filings on Form N-CSR or any successor forms, and the Fund’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the Act, in formats reasonably requested by MML Advisers; (ii) a quarterly certification, as well as any requested sub-certifications, with respect to compliance matters related to the Subadviser and the Subadviser’s management of the Portfolio, in formats reasonably requested by MML Advisers, as they may be amended from time to time; and (iii) an annual certification from the Subadviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Advisers Act, with respect to the design and operation of the Subadviser’s compliance program, in a format reasonably requested by MML Advisers.
(i)   Provided that none of MML Advisers, the Fund or the Trust shall be required to pay any compensation other than as provided by the terms of this Subadvisory Agreement and subject to the provisions of Section 5 hereof, the Subadviser may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services and may also engage any of its affiliates to provide it with investment management or advisory and related services with respect to the performance of the Subadviser’s obligations under this Subadvisory Agreement. Such engagement shall not represent an assignment of any rights or responsibilities, and the Subadviser shall remain liable for the performance of its obligations under this Subadvisory Agreement and for the acts and omissions of such affiliates.
(j)   In the absence of willful misfeasance, bad faith, gross negligence or fraud on the part of the Subadviser, or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to MML Advisers, the Trust or the Fund, or to any shareholder, officer, director, partner or Trustee thereof, for any act or omission in the course of, or connected with, rendering services hereunder.
3.   Other Activities.
(a)   Nothing in this Subadvisory Agreement shall prevent MML Advisers or the Subadviser from acting as investment adviser or subadviser for any other person, firm, corporation or other entity and shall not in any way limit or restrict MML Advisers or the Subadviser or any of their respective directors, officers, members, stockholders, partners or employees from buying, selling or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities are in compliance with U.S. federal and state securities laws, regulations and rules and will not adversely affect or otherwise impair the performance by any party of its duties and obligations under this Subadvisory Agreement. MML Advisers recognizes and agrees that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolio. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or MML Advisers in any way or otherwise be deemed an agent of the Fund or MML Advisers except in connection with the investment management services provided by the Subadviser hereunder.
(b)   The Subadviser agrees that it will not knowingly or deliberately favor any other account managed or controlled by it or any of its principals or affiliates over the Portfolio. The Subadviser, upon reasonable request, shall provide MML Advisers with an explanation of the differences, if any, in performance between the Portfolio and any other account with investment objectives and policies similar to the Portfolio for which the Subadviser, or any of its affiliates, acts as investment adviser. To the extent that a particular investment is suitable for both the Portfolio and the Subadviser’s other clients, such investment will be allocated among the Portfolio and such other clients in a manner that is fair and equitable in the circumstances.
4.   Compensation of the Subadviser.
The Subadviser will bear all expenses in connection with the performance of its services under this Subadvisory Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions for the Portfolio. For the services provided and the expenses assumed pursuant to this Subadvisory Agreement, MML Advisers agrees to pay the Subadviser and the Subadviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee paid monthly, in arrears, at the following rate: an annual rate of [  ].
5.   Portfolio Transactions and Brokerage.
(a)   The Subadviser shall place orders with or through such brokers, dealers, futures commission merchants or other persons (including, but not limited to, broker-dealers that are affiliated with MML Advisers or the Subadviser) as may be selected by the Subadviser; provided, however, that such orders shall be consistent with the brokerage policy set forth in the Fund’s Prospectus and Statement of Additional Information, or approved by the Board of Trustees of the Trust, conform with federal securities laws and be consistent with seeking best execution.
(b)   On occasions when the Subadviser deems the purchase or sale of a security or other investment to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or other investments to be sold or purchased in order to seek best execution. In such event, the Subadviser will make allocation of the securities or other investments so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.
(c)   The Subadviser shall select broker-dealers to effect the Portfolio’s portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Subadviser on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Portfolio’s portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold; receipt of brokerage and research services available from or through the broker-dealer in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Portfolio; and any other considerations of which the Board of Trustees of the Trust or MML Advisers may notify the Subadviser from time to time.

6.   Representations and Warranties of the Subadviser.
The Subadviser hereby represents and warrants to the Fund and MML Advisers that:
(a)
The Subadviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Subadvisory Agreement remains in effect; (ii) is not prohibited by the Act or the Advisers Act from performing the services contemplated by this Subadvisory Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, detect violations that have occurred and correct promptly any violations that have occurred, and will provide prompt notice of any material violations relating to the Fund to MML Advisers; (v) has met and will seek to continue to meet for so long as this Subadvisory Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency; (vi) has the authority to enter into and perform the services contemplated by this Subadvisory Agreement; and (vii) will promptly notify MML Advisers of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

(b)
The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide MML Advisers with a copy of the code of ethics. Within 60 days of the end of the last calendar quarter of each year that this Subadvisory Agreement is in effect, a duly authorized officer of the Subadviser shall certify to MML Advisers that the Subadviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Subadviser’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation.

(c)
The Subadviser has provided MML Advisers with a copy of its Form ADV Part 2, which as of the date of this Subadvisory Agreement is its Form ADV Part 2 as most recently deemed to be filed with the Commission, and promptly will furnish a copy of all amendments thereto to MML Advisers.

The Subadviser will promptly notify MML Advisers of any changes in its partners or in the key personnel who are either the portfolio manager(s) responsible for the Portfolio or the Subadviser’s Chief Executive Officer or President, or if there is otherwise an actual or expected change in control or management of the Subadviser.
(d)
There is no pending, or to the best of its knowledge, threatened or contemplated action, suit or proceeding before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which the Subadviser or any of its principals or affiliates is a party, or to which any of the assets of the Subadviser is subject, which reasonably might be expected to (i) result in any material adverse change in the Subadviser’s condition (financial or otherwise), business or prospects; (ii) affect adversely in any material respect any of the Subadviser’s assets; (iii) materially impair the Subadviser’s ability to discharge its obligations under this Subadvisory Agreement; or (iv) result in a matter which would require an amendment to the Subadviser’s Form ADV Part 2; and the Subadviser has not received any notice of an investigation by the Commission or any state regarding U.S. federal or state securities laws, regulations or rules.

(e)
All references in the Disclosure Documents concerning the Subadviser and its affiliates and the controlling persons, affiliates, stockholders, directors, officers and employees of any of the foregoing provided to MML Advisers by the Subadviser or approved by the Subadviser for use in the Disclosure Documents, as well as all performance information provided to MML Advisers by the Subadviser or approved by the Subadviser for use by MML Advisers, are accurate in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make such information not misleading.

(f)
The Subadviser has supplied to, or made available for review by, MML Advisers (and if requested by MML Advisers to its designated auditor) all documents, statements and agreements reasonably requested by it relating to accounts covered by the Subadviser’s performance results and which are in the Subadviser’s possession or to which it has access.
The foregoing representations and warranties shall be continuing and be deemed repeated at and as of all times during the term of this Subadvisory Agreement.
7.   Representations and Warranties of MML Advisers.
(a)   MML Advisers represents and warrants to the Subadviser the following:
(i)
MML Advisers has all requisite corporate power and authority under applicable state law and federal securities laws and under the Advisory Agreement with the Fund to execute, deliver and perform this Subadvisory Agreement.

(ii)
MML Advisers is a registered investment adviser under the Advisers Act and is in material compliance with all other required registrations under applicable federal and state law.

(iii)
MML Advisers has received a copy of Part 2 of Subadviser’s Form ADV at least two (2) business days prior to the execution of this Subadvisory Agreement.

The foregoing representations and warranties shall be continuing during the term of this Subadvisory Agreement.
8.   Covenants of the Subadviser.
(a)   If at any time during the term of this Subadvisory Agreement, the Subadviser discovers any fact or omission, or any event or change of circumstances occurs, which would make the Subadviser’s representations and warranties in Section 6 inaccurate or incomplete in any material respect, or which might render the Disclosure Documents untrue or misleading in any material respect, the Subadviser will provide prompt written notification to the Fund and MML Advisers of any such fact, omission, event or change of circumstances, and the facts related thereto.
(b)   The Subadviser agrees that, during the term of this Subadvisory Agreement, and for so long as investment in the Fund is being offered for sale, it will provide the Fund and MML Advisers with updated information relating to the Subadviser’s performance results with respect to the Portfolio and other clients with the same or similar investment strategies as the Portfolio (subject to applicable restrictions on the release of client confidential information) as may be reasonably requested from time to time by the Fund and MML Advisers. The Subadviser shall provide such information within a reasonable period of time after the end of the month to which such updated information relates.
(c)   The Subadviser agrees that neither it nor any of its affiliates will in any way refer directly or indirectly to its relationship with the Fund or MML Advisers, or any of their respective affiliates in offering, marketing or other promotional materials without the prior written consent of MML Advisers.
9.   Confidentiality.
The Subadviser agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of the Portfolio Information. As used herein “Portfolio Information” means confidential and proprietary information of the Fund or MML Advisers that is received by the Subadviser in connection with this Subadvisory Agreement, including information with regard to the portfolio holdings and characteristics of the Fund. The Subadviser will restrict access to the Portfolio Information to those employees or service providers of the Subadviser who will use it only for the purpose of managing or providing services to the portion of the Fund managed by the Subadviser. Notwithstanding the foregoing, access to Portfolio Information shall only be granted to service providers in accordance with the applicable provisions of the Fund’s policy regarding the disclosure of portfolio holdings as provided to the Subadviser by MML Advisers and under terms of confidentiality that are as restrictive as the terms of this Agreement. MML Advisers will inform the Subadviser of any changes to the Fund’s policy that apply to the Subadviser. The foregoing shall not prevent the Subadviser from disclosing Portfolio Information that is (1) publicly known or becomes publicly known through no unauthorized act, (2) rightfully received from a third party without obligation of confidentiality, (3) approved in writing by MML Advisers for disclosure, or (4) required to be disclosed pursuant to a requirement of a governmental agency or law so long as the Subadviser provides MML Advisers with prompt written notice of such requirement prior to any such disclosure.
MML Advisers agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of Subadviser’s confidential and proprietary information. MML Advisers will restrict access to the Subadviser’s confidential and proprietary information to the Board of Trustees of the Trust and to those employees of MML Advisers and of service providers to the Fund and MML Advisers who will use it only for the purpose of managing and/or providing services to the Fund. The foregoing shall not prevent MML Advisers from disclosing Subadviser’s confidential and proprietary information that is (1) publicly known or becomes publicly known through no unauthorized act, (2) rightfully received from a third party without obligation of confidentiality, (3) approved in writing by Subadviser for disclosure, or (4) required to be disclosed pursuant to a requirement of a governmental agency or law so long as MML Advisers provides Subadviser with prompt written notice of such requirement prior to any such disclosure.
10.   Use of Names.
The names of both MML Advisers and any affiliates of MML Advisers and of the Trust and Fund and any derivative or logo or trademark or service mark or trade name are the valuable property of MML Advisers and such affiliates and the Trust and Fund. The Subadviser shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of MML Advisers or the Trust, as the case may be. The Subadviser acknowledges and agrees that, if it makes any unauthorized use of any such names, derivatives, logos, trademarks or service marks or trade names, MML Advisers and/or such affiliates or the Trust and Fund shall suffer irreparable harm for which monetary damages are inadequate and thus, such entities shall be entitled to injunctive relief without the necessity of posting bond.
The Subadviser’s name and any derivative or logo or trademark or servicemark or trade name are the valuable property of Subadviser. MML Advisers shall have the right to use the Subadviser’s name, derivative, logo, trademark or servicemark or trade name only with the Subadviser’s prior written approval, which shall not be unreasonably withheld. MML Advisers acknowledges and agrees that, if it makes any unauthorized use of any such names, derivatives, logos, trademarks or service marks or trade names, Subadviser shall suffer irreparable harm for which monetary damages are inadequate and thus, such entities shall be entitled to injunctive relief without the necessity of posting bond. It is understood that certain materials used in the ordinary course of business, such as prospectuses, financial reports, fund fact sheets and materials provided to the Board of Trustees, do not require such approval.
11.   Duration.
Unless terminated earlier pursuant to Section 12 hereof, this Subadvisory Agreement shall remain in effect for a period of two years from the date hereof. Thereafter it shall continue in effect from year to year, unless terminated pursuant to Section 12 hereof, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the members of the Board of Trustees of the Trust who are not parties to this Subadvisory Agreement or interested persons (as defined in the Act) of any such party, and (ii) by the Board of Trustees of the Trust or by a vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of the Fund.
12.   Termination.
(a)   This Subadvisory Agreement shall terminate automatically upon its assignment (within the meaning of the Act), the termination of the Advisory Agreement or the dissolution of the Fund.
(b)   The Subadvisory Agreement may be terminated by MML Advisers or the Board of Trustees of the Trust: (i) by written notice to the Subadviser with immediate effect, if the Subadviser’s registration under the Advisers Act is suspended, terminated, lapsed or not renewed; (ii) by written notice to the Subadviser with immediate effect, if the Subadviser is bankrupt or insolvent, seeks an arrangement with creditors, is dissolved or terminated or ceases to exist; (iii) by written notice to the Subadviser with immediate effect, if MML Advisers or the Board of Trustees of the Trust determines for any reason, that such termination is appropriate for the protection of the Fund, including without limitation a determination by

MML Advisers or the Board of Trustees of the Trust that the Subadviser has breached an obligation or duty under this Subadvisory Agreement; or (iv) in its sole discretion, without penalty, upon sixty days prior written notice to Subadviser. This Subadvisory Agreement also may be terminated at any time, without penalty, by the vote of the holders of a “majority” of the outstanding voting securities of the Fund (as defined in the Act).
(c)   The Subadvisory Agreement may be terminated by the Subadviser, without penalty at any time, upon sixty days prior written notice, to MML Advisers and the Trust.
(d)   In the event of termination of this Subadvisory Agreement, all compensation due to the Subadviser through the date of termination will be calculated on a pro rata basis through the date of termination and paid promptly after the next succeeding month’s end.
13.   Indemnification.
(a)   In any action in which MML Advisers or the Fund or any of its or their affiliated persons (within the meaning of Section 2(a)(3) of the Act), controlling persons (as defined in Section 15 of the Securities Act of 1933, as amended), or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, the Subadviser agrees to indemnify and hold harmless the foregoing persons against any loss, claim, settlement, damage, charge, liability, cost or expense (including, without limitation, reasonable attorneys’ and accountants’ fees) to which such persons may become subject, insofar as such loss, claim, settlement, damage, charge, liability, cost or expense arises out of or is based upon (i) Subadviser’s reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct in the performance of its duties under this Subadvisory Agreement or (ii) any untrue statement of a material fact regarding the Subadviser contained in the Prospectus or Statement of Additional Information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact regarding the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to MML Advisers or the Fund by or on behalf of the Subadviser; or (iii) any violation of federal or state statutes or regulations by the Subadviser; provided that the loss, claim, settlement, damage, charge, liability, cost or expense was not based upon or did not arise out of an act or omission of MML Advisers constituting reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct. The federal securities laws impose liabilities in certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver of limitation of any rights which MML Advisers or the Fund may have under any securities laws.
(b)   Promptly after receipt by an indemnified party under this Section 13 of notice of any claim or dispute or commencement of any action or litigation, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 13, notify the indemnifying party of the commencement thereof; but the omission to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party under this Section 13 except to the extent, if any, that such failure or delay prejudiced the other party in defending against the claim. In case any such claim, dispute, action or litigation is brought or asserted against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel specially approved in writing by such indemnified party, such approval not to be unreasonably withheld, following notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof; in which event, the indemnifying party will not be liable to such indemnified party under this Section 13 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but shall continue to be liable to the indemnified party in all other respects as heretofore set forth in this Section 13.
Notwithstanding the foregoing, an indemnified party will have the option to select and retain its own counsel, in the indemnified party’s reasonable discretion, if (i) the indemnified party reasonably determines (A) such counsel to be necessary to protect the interests of the indemnified party; (B) that there may be a conflict between the positions of the indemnified party and the positions of any other indemnified party, or other parties to a claim, dispute, action or litigation not represented by separate counsel; (C) that representation of both the indemnified party and any such other indemnified party or other parties by the same counsel would not be appropriate; or (D) to withhold or withdraw his or her consent to being represented by counsel selected by the Subadviser or (ii) the Subadviser fails to assume the defense of a claim, dispute, action or litigation or an anticipated claim, dispute, action or litigation. The Subadviser shall fully indemnify and hold harmless the indemnified party against, and shall promptly reimburse the full amount of expenses of counsel selected by the indemnified party and reasonably incurred by the indemnified party as permitted pursuant to the preceding sentence. If the Subadviser shall not have elected to assume the defense of any claim, dispute, action or litigation for an indemnified party within thirty days after receiving written notice thereof from the indemnified party, the Subadviser shall be deemed to have waived any right it might otherwise have to assume such defense.
14.   Notice.
Any notice under this Subadvisory Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Trust, at the addresses below or such other address as such other party may designate for the receipt of such notice.
If to MML Advisers:	MML Investment Advisers, LLC 100 Bright Meadow Blvd. Enfield, CT 06082 Attention: Douglas Steele Vice President
If to the Subadviser:	Wellington Management Company LLP 280 Congress Street Boston, MA 02210 Attention: Legal and Compliance
With a copy to:
If to either MML Advisers or the Subadviser, copies to:
MassMutual Premier Funds 100 Bright Meadow Blvd. Enfield, CT 06082 Attention: Andrew M. Goldberg Vice President, Secretary, and Chief Legal Officer
15.   Amendments to this Subadvisory Agreement.
This Subadvisory Agreement may be amended by mutual agreement in writing, subject to approval by the Board of Trustees of the Trust and the Fund’s shareholders to the extent required by the Act.
16.   Governing Law.
This Subadvisory Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws.
17.   Survival.
The provisions of this Subadvisory Agreement shall survive the termination or other expiration of this Subadvisory Agreement with respect to any matter arising while this Subadvisory Agreement was in effect.
18.   Assignment; Successors.
No assignment of this Subadvisory Agreement (as defined in the Act) shall be made by the Subadviser without the prior written consent of the Fund and MML Advisers. This Subadvisory Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.
19.   Entire Agreement.
This Subadvisory Agreement constitutes the entire agreement among the parties hereto with respect to the matters referred to herein, and no other agreement, oral or otherwise, shall be binding on the parties hereto.

20.   No Waiver.
No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver granted hereunder must be in writing and shall be valid only in the specific instance in which given.
21.   Severability.
If any one or more provisions in this Subadvisory Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Subadvisory Agreement, but this Subadvisory Agreement shall be construed so as to effectuate the intent of the parties hereto as nearly as possible without giving effect to such invalid, illegal or unenforceable provision as if such provision had never been contained herein.
22.   Third-party Beneficiaries.
The Trust and the Fund are third-party beneficiaries of this Subadvisory Agreement and shall be entitled to enforce any and all provisions of this Agreement to the full extent as if they were parties to this Agreement.
23.   Counterparts.
This Subadvisory Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument.
PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the Fund, MML Advisers and the Subadviser have caused this Subadvisory Agreement to be executed as of the day and year first above written.
MML INVESTMENT ADVISERS, LLC
By:
/s/ Douglas Steele

Name: Douglas Steele
Title:   Vice President
WELLINGTON MANAGEMENT COMPANY LLP
By:
/s/ Desmond Havlicek

Name: Desmond Havlicek
Title:   Partner & Senior Managing Director
Acknowledged and Agreed:
MASSMUTUAL PREMIER FUNDS
on behalf of MassMutual Premier Disciplined Growth Fund
By: /s/ Renee Hitchcock Name: Renee Hitchcock Title: CFO and Treasurer

Appendix A
The Subadviser shall provide to MML Advisers the following:
11.
Quarterly Portfolio Data Sheets (due on the 10th business day after the end of every quarter):

The data sheets should include the following information:
a.
Portfolio Characteristics for the Portfolio, standard and best fit market index.

b.
Portfolio Sector Weights for the Portfolio, standard and best fit market index.

c.
Top 10 Equity Holdings (% of equities) for the Portfolio.

d.
Top 5 contributors and detractors by performance based on contribution to the Portfolio.

e.
Purchases (New) and Sales (Eliminated) during the quarter.

f.
Performance of the Portfolio vs. standard and best fit market index and peer group.

12.
Portfolio Manager Commentary (due on the 10th business day after the end of every quarter): The commentary should include information on the following topics (there is no limit to the number of words used):

i.
Qualitative assessment by manager: list three factors that were the major influences on performance – both positive and negative.

j.
Performance attribution:

 –
The industry weightings that had the largest contribution to performance during the most recent quarter.

 –
The industry weightings that had the largest detraction from performance during the most recent quarter.

 –
The five holdings that contributed the most to performance during the most recent quarter.

 –
The five holdings that detracted the most from performance during the most recent quarter.

k.
The manager’s market outlook.

l.
How he/she has positioned the Portfolio for the near term.

13.
Portfolio attribution analysis of the Portfolio: Performance attribution should demonstrate the impact of portfolio management decisions including Asset Allocation Effects and Security Selection Effects.

14.
Quarterly Conference Calls: The purpose of this contact will be to obtain a greater understanding of the performance of the Portfolio, the reasons for that performance, and to gain valuable insights into the Portfolio provided by the manager.

15.
Annual On-Site Meeting — As part of MML Advisers’ due diligence process, members of MML Advisers’ Investment Group arrange an “on site” meeting with each of the managers in MML Advisers’ Investment Program. Typically, these meetings include a general overview of the firm as well as separate meetings with each of the portfolio managers to discuss their long-term and short-term strategies, modifications to their investment strategy or style and any other relevant information.

Appendix H
Shares Outstanding
For each class of the Balanced Fund’s shares, the number of shares outstanding as of December 30, 2020 was as follows:
Balanced Fund	Number of Shares Outstanding and Entitled to Vote Per Class
Class I	3,739,009.208
Class R5	3,435,892.069
Service Class	671,102.947
Administrative Class	499,284.416
Class A	2,236,118.123
Class R4	266,306.207
Class R3	600,837.520
Total	11,448,550.49
Ownership of Shares
As of December 30, 2020, the Trustees and officers of the Trust did not own any shares of the Balanced Fund. As of December 30, 2020, MassMutual, 1295 State Street, Springfield, MA 01111-0001, owned of record 66.55% of the Balanced Fund, and therefore for certain purposes may be deemed to “control” the Fund, as that term is defined in the 1940 Act.
As of December 30, 2020, the following persons owned of record 5% or more of the outstanding shares of the indicated classes of the Balanced Fund set forth below, and therefore for certain purposes may be deemed a principal holder of the Fund.
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual 1295 State Street Springfield, MA 01111-0001	61.62%
	Talcott Resolution Life Insurance Company 1 Griffin Rd. North Windsor, CT 06095	12.88%
	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	24.18%
Class R5	MassMutual 1295 State Street Springfield, MA 01111-0001	97.76%
Service Class	MassMutual 1295 State Street Springfield, MA 01111-0001	41.88%
	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	57.07%
Administrative Class	MassMutual 1295 State Street Springfield, MA 01111-0001	98.48%

H-1

Class	Name and Address of Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111-0001	26.88%
	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	64.53%
Class R4	MassMutual 1295 State Street Springfield, MA 01111-0001	73.99%
	Reliance Trust Company FBO MassMutual Omnibus PPL/SMF 1100 Abernathy Road, NE Atlanta, GA 30328	18.90%
	Talcott Resolution Life Insurance Company 1 Griffin Rd. North Windsor, CT 06095	5.06%
Class R3	MassMutual 1295 State Street Springfield, MA 01111-0001	64.16%
	Talcott Resolution Life Insurance Company 1 Griffin Rd. North Windsor, CT 06095	23.43%
	Reliance Trust Company FBO MassMutual Omnibus PPL/SMF 1100 Abernathy Road, NE Atlanta, GA 30328	12.32%

H-2

Appendix I
Shares Outstanding
For each class of the Disciplined Value Fund’s shares, the number of shares outstanding as of December 30, 2020 was as follows:
Disciplined Value Fund	Number of Shares Outstanding and Entitled to Vote Per Class
Class I	1,936,492.898
Class R5	2,628,556.424
Service Class	971,216.539
Administrative Class	352,385.034
Class A	472,154.773
Class R4	227,908.720
Class R3	329,822.804
Total	6,918,537.192
Ownership of Shares
As of December 30, 2020, the Trustees and officers of the Trust did not own any shares of the Disciplined Value Fund. As of December 30, 2020, MassMutual, 1295 State Street, Springfield, MA 01111-0001, owned of record 89.59% of the Disciplined Value Fund, and therefore for certain purposes may be deemed to “control” the Fund, as that term is defined in the 1940 Act.
As of December 30, 2020, the following persons owned of record 5% or more of the outstanding shares of the indicated classes of the Disciplined Value Fund set forth below, and therefore for certain purposes may be deemed a principal holder of the Fund.
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual 1295 State Street Springfield, MA 01111-0001	95.56%
Class R5	MassMutual 1295 State Street Springfield, MA 01111-0001	90.18%
	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	9.81%
Service Class	MassMutual 1295 State Street Springfield, MA 01111-0001	94.05%
	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	5.95%
Administrative Class	MassMutual 1295 State Street Springfield, MA 01111-0001	99.38%

I-1

Class	Name and Address of Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111-0001	73.17%
	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	23.67%
Class R4	MassMutual 1295 State Street Springfield, MA 01111-0001	65.53%
	Talcott Resolution Life Insurance Company 1 Griffin Rd. North Windsor, CT 06095	34.47%
Class R3	MassMutual 1295 State Street Springfield, MA 01111-0001	66.32%
	Talcott Resolution Life Insurance Company 1 Griffin Rd. North Windsor, CT 06095	12.10%
	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	21.58%

I-2

Appendix J
Shares Outstanding
For each class of the Disciplined Growth Fund’s shares, the number of shares outstanding as of December 30, 2020 was as follows:
Disciplined Growth Fund	Number of Shares Outstanding and Entitled to Vote Per Class
Class I	2,891,846.729
Class R5	8,355,007.572
Service Class	2,008,619.203
Administrative Class	2,804,874.661
Class A	2,131,026.573
Class R4	2,001,341.143
Class R3	476,690.252
Total	20,669,406.133
Ownership of Shares
As of December 30, 2020, the Trustees and officers of the Trust did not own any shares of the Disciplined Growth Fund. As of December 30, 2020, MassMutual, 1295 State Street, Springfield, MA 01111-0001, owned of record 76.46% of the Disciplined Growth Fund, and therefore for certain purposes may be deemed to “control” the Fund, as that term is defined in the 1940 Act.
As of December 30, 2020, the following persons owned of record 5% or more of the outstanding shares of the indicated classes of the Disciplined Growth Fund set forth below, and therefore for certain purposes may be deemed a principal holder of the Fund.
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual 1295 State Street Springfield, MA 01111-0001	71.03%
	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	25.56%
Class R5	MassMutual 1295 State Street Springfield, MA 01111-0001	82.19%
	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	16.85%
Service Class	MassMutual 1295 State Street Springfield, MA 01111-0001	97.01%
Administrative Class	MassMutual 1295 State Street Springfield, MA 01111-0001	70.56%

J-1

Class	Name and Address of Owner	Percent of Class
	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	29.43%
Class A	MassMutual 1295 State Street Springfield, MA 01111-0001	61.71%
	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	32.13%
Class R4	MassMutual 1295 State Street Springfield, MA 01111-0001	59.62%
	Reliance Trust Company FBO MassMutual RP P.O. Box 48529 Atlanta, GA 30362	38.17%
Class R3	MassMutual 1295 State Street Springfield, MA 01111-0001	93.90%

J-2